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                          REVOLVING CREDIT, TERM LOAN

                                      AND

                              SECURITY AGREEMENT


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                       IBJ SCHRODER BANK & TRUST COMPANY
                           (AS LENDER AND AS AGENT)


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                                     WITH


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                           BATTERIES BATTERIES, INC.
                           TAUBER ELECTRONICS, INC.
                          ADVANCED FOX ANTENNA, INC.
                          SPECIFIC ENERGY CORPORATION
                             BATTERY NETWORK, INC.
                      W.S. BATTERY & SALES COMPANY, INC.
                           BATTERY ACQUISITION CORP.




                             As of January 6, 1997


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



                               TABLE OF CONTENTS


I.         DEFINITIONS..................................................................................................  1
           1.1.          Accounting Terms...............................................................................  1
           1.2.          General Terms.................................................................................. 19
           1.3.          Uniform Commercial Code Terms.................................................................. 19
           1.4.          Certain Matters of Construction................................................................ 19

II.        ADVANCES, PAYMENTS........................................................................................... 19
           2.1.          (a)        Revolving Advances.................................................................. 19
                         (b)        Discretionary Rights................................................................ 20
           2.2.          Procedure for Revolving Advances Borrowing..................................................... 20
           2.3.          Disbursement of Advance Proceeds............................................................... 22
           2.4.          Term Loan...................................................................................... 23
           2.5.          Maximum Advances............................................................................... 23
           2.6.          Repayment of Advances.......................................................................... 23
           2.7.          Repayment of Excess Advances................................................................... 24
           2.8.          Statement of Account........................................................................... 24
           2.9.          Letters of Credit.............................................................................. 24
           2.10.         Issuance of Letters of Credit.................................................................. 25
           2.11.         Requirements For Issuance of Letters of Credit................................................. 25
           2.12.         Additional Payments............................................................................ 26
           2.13.         Manner of Borrowing and Payment................................................................ 27
           2.14.         Mandatory Prepayments.......................................................................... 28
           2.15.         Use of Proceeds................................................................................ 29
           2.16.         Defaulting Lender.............................................................................. 29

III.       INTEREST AND FEES............................................................................................ 30
           3.1.          Interest....................................................................................... 30
           3.2.          Letter of Credit Fees.......................................................................... 31
           3.3.          (a)        Closing Fee......................................................................... 31
                         (b)        Facility Fee........................................................................ 32
           3.4.          (a)        Collateral Evaluation Fee........................................................... 32
                         (b)        Collateral Monitoring Fee........................................................... 32
           3.5.          Computation of Interest and Fees............................................................... 32
           3.6.          Maximum Charges................................................................................ 32
           3.7.          Increased Costs................................................................................ 32
           3.8.          Basis For Determining Interest Rate Inadequate or
                         Unfair......................................................................................... 33
           3.9.          Capital Adequacy............................................................................... 34

IV.        COLLATERAL:  GENERAL TERMS................................................................................... 35
           4.1.          Security Interest in the Collateral............................................................ 35
           4.2.          Perfection of Security Interest................................................................ 35
           4.3.          Disposition of Collateral...................................................................... 35
           4.4.          Preservation of Collateral..................................................................... 36
           4.5.          Ownership of Collateral........................................................................ 36
           4.6.          Defense of Agent's and Lenders' Interests...................................................... 36
           4.7.          Books and Records.............................................................................. 37
           4.8.          Financial Disclosure........................................................................... 37
           4.9.          Compliance with Laws........................................................................... 38
           4.10.         Inspection of Premises......................................................................... 38
           4.11.         Insurance...................................................................................... 38
           4.12.         Failure to Pay Insurance....................................................................... 39
           4.13.         Payment of Taxes............................................................................... 39
           4.14.         Payment of Leasehold Obligations............................................................... 40


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           4.15.         Receivables.................................................................................... 40
                         (a)        Nature of Receivables............................................................... 40
                         (b)        Solvency of Customers............................................................... 40
                         (c)        Locations of Borrower............................................................... 40
                         (d)        Collection of Receivables........................................................... 40
                         (e)        Notification of Assignment of Receivables........................................... 41
                         (f)        Power of Agent to Act on Borrowers' Behalf.......................................... 41
                         (g)        No Liability........................................................................ 42
                         (h)        Establishment of a Lockbox Account, Dominion
                                    Account............................................................................. 42
                         (i)        Adjustments......................................................................... 42
           4.16.         Inventory...................................................................................... 42
           4.17.         Maintenance of Equipment....................................................................... 43
           4.18.         Exculpation of Liability....................................................................... 43
           4.19.         Environmental Matters.......................................................................... 43
           4.20.         Financing Statements........................................................................... 45

V.         REPRESENTATIONS AND WARRANTIES............................................................................... 45
           5.1.          Authority...................................................................................... 45
           5.2.          Formation and Qualification.................................................................... 46
           5.3.          Survival of Representations and Warranties..................................................... 46
           5.4.          Tax Returns.................................................................................... 46
           5.5.          Financial Statements........................................................................... 46
           5.6.          Corporate Name................................................................................. 47
           5.7.          O.S.H.A. and Environmental Compliance.......................................................... 47
           5.8.          Solvency; No Litigation, Violation, Indebtedness
                         or Default..................................................................................... 48
           5.9.          Patents, Trademarks, Copyrights and Licenses................................................... 49
           5.10.         Licenses and Permits........................................................................... 50
           5.11.         Default of Indebtedness........................................................................ 50
           5.12.         No Default..................................................................................... 50
           5.13.         No Burdensome Restrictions..................................................................... 50
           5.14.         No Labor Disputes.............................................................................. 50
           5.15.         Margin Regulations............................................................................. 50
           5.16.         Investment Company Act......................................................................... 50
           5.17.         Disclosure..................................................................................... 51
           5.18.         Delivery of Acquisition Agreement.............................................................. 51
           5.19.         Swaps.......................................................................................... 51
           5.20.         Conflicting Agreements......................................................................... 51
           5.21.         Application of Certain Laws and Regulations.................................................... 51
           5.22.         Business and Property of Borrower.............................................................. 51
           5.23.         Assets of BATS................................................................................. 52

VI.        AFFIRMATIVE COVENANTS........................................................................................ 52
           6.1.          Payment of Fees................................................................................ 52
           6.2.          Conduct of Business and Maintenance of Existence
                         and Assets..................................................................................... 52
           6.3.          Violations..................................................................................... 52
           6.4.          Government Receivables......................................................................... 52
           6.5.          Net Worth...................................................................................... 52
           6.6.          Current Ratio.................................................................................. 53
           6.7.          Fixed Charge Coverage Ratio.................................................................... 53
           6.8.          EBITDA......................................................................................... 54
           6.9.          Execution of Supplemental Instruments.......................................................... 54
           6.10.         Payment of Indebtedness........................................................................ 54
           6.11.         Standards of Financial Statements.............................................................. 54
           6.12.         Exercise of Rights............................................................................. 54
           6.13.         Termination of ESOP............................................................................ 55
           VII.          NEGATIVE COVENANTS............................................................................. 55


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           7.1.          Merger, Consolidation, Acquisition and Sale of
                         Assets......................................................................................... 55
           7.2.          Creation of Liens.............................................................................. 55
           7.3.          Guarantees..................................................................................... 55
           7.4.          Investments.................................................................................... 55
           7.5.          Loans.......................................................................................... 55
           7.6.          Capital Expenditures........................................................................... 56
           7.7.          Dividends...................................................................................... 56
           7.8.          Indebtedness................................................................................... 56
           7.9.          Nature of Business............................................................................. 56
           7.10.         Transactions with Affiliates................................................................... 56
           7.11.         Leases......................................................................................... 56
           7.12.         Subsidiaries................................................................................... 57
           7.13.         Fiscal Year and Accounting Changes............................................................. 57
           7.14.         Pledge of Credit............................................................................... 57
           7.15.         Amendment of Articles of Incorporation, By-Laws................................................ 57
           7.16.         Compliance with ERISA.......................................................................... 57
           7.17.         Prepayment of Indebtedness..................................................................... 57
           7.18.         Other Agreements............................................................................... 58
           7.19.         Payments of Additional Cash Consideration...................................................... 58
           7.20.         Management Fees................................................................................ 58

VIII.      CONDITIONS PRECEDENT......................................................................................... 58
           8.1.          Conditions to Initial Advances................................................................. 58
                         (a)        Note................................................................................ 58
                         (b)        Filings, Registrations and Recordings............................................... 58
                         (c)        Corporate Proceedings of Borrowers.................................................. 58
                         (d)        Incumbency Certificates of Borrowers................................................ 58
                         (e)        Certificates........................................................................ 59
                         (f)        Good Standing Certificates.......................................................... 59
                         (g)        Legal Opinion....................................................................... 59
                         (h)        No Litigation....................................................................... 59
                         (i)        Financial Condition Certificates.................................................... 59
                         (j)        Collateral Examination.............................................................. 59
                         (k)        Fees................................................................................ 59
                         (l)        Pro Forma Financial Statements...................................................... 59
                         (m)        Financial Statements................................................................ 60
                         (n)        Acquisition Documents............................................................... 60
                         (o)        Capitalization...................................................................... 60
                         (p)        Collateral Assignment and Other Documents........................................... 60
                         (q)        Insurance........................................................................... 60
                         (r)        Payment Instructions................................................................ 60
                         (s)        Blocked Accounts.................................................................... 60
                         (t)        Consents............................................................................ 60
                         (u)        No Adverse Material Change.......................................................... 60
                         (v)        Leasehold Agreements................................................................ 61
                         (w)        Net Worth........................................................................... 61
                         (x)        Contract Review..................................................................... 61
                         (y)        Closing Certificate................................................................. 61
                         (z)        Borrowing Base...................................................................... 61
                         (aa)       Undrawn Availability................................................................ 61
                         (ab)       Other............................................................................... 61
           8.2.          Conditions to Each Advance..................................................................... 61
                         (a)        Representations and Warranties...................................................... 61
                         (b)        No Default.......................................................................... 61
                         (c)        Maximum Advances.................................................................... 62

IX.        INFORMATION AS TO BORROWER................................................................................... 62
           9.1.          Disclosure of Material Matters................................................................. 62


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



           9.2.          Schedules...................................................................................... 62
           9.3.          Environmental Reports.......................................................................... 62
           9.4.          Litigation..................................................................................... 63
           9.5.          Material Occurrences........................................................................... 63
           9.6.          Government Receivables......................................................................... 63
           9.7.          Annual Financial Statements.................................................................... 63
           9.8.          Monthly Financial Statements................................................................... 64
           9.9.          Other Reports.................................................................................. 64
           9.10.         Additional Information......................................................................... 64
           9.11.         Projected Operating Budget..................................................................... 65
           9.12.         Variances From Operating Budget................................................................ 65
           9.13.         Notice of Suits, Adverse Events................................................................ 65
           9.14.         ERISA Notices and Requests..................................................................... 65
           9.15.         Additional Documents........................................................................... 66

X.         EVENTS OF DEFAULT............................................................................................ 66

XI.        LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT................................................................... 69
           11.1.         Rights and Remedies............................................................................ 69
           11.2.         Agent's Discretion............................................................................. 70
           11.3.         Setoff......................................................................................... 70
           11.4.         Rights and Remedies not Exclusive.............................................................. 70

XII.       WAIVERS AND JUDICIAL PROCEEDINGS............................................................................. 70
           12.1.         Waiver of Notice............................................................................... 70
           12.2.         Delay.......................................................................................... 70
           12.3.         Jury Waiver.................................................................................... 70

XIII.      EFFECTIVE DATE AND TERMINATION............................................................................... 71
           13.1.         Term........................................................................................... 71
           13.2.         Termination.................................................................................... 71

XIV.       REGARDING AGENT.............................................................................................. 71
           14.1.         Appointment.................................................................................... 71
           14.2.         Nature of Duties............................................................................... 72
           14.3.         Lack of Reliance on Agent and Resignation...................................................... 72
           14.4.         Certain Rights of Agent........................................................................ 73
           14.5.         Reliance....................................................................................... 73
           14.6.         Notice of Default.............................................................................. 73
           14.7.         Indemnification................................................................................ 74
           14.8.         Agent in its Individual Capacity............................................................... 74
           14.9.         Delivery of Documents.......................................................................... 74
           14.10.        Borrowers' Undertaking to Agent................................................................ 74

XV.        BORROWING AGENCY............................................................................................. 74
           15.1.         Borrowing Agency Provisions.................................................................... 74
           15.2.         Waiver of Subrogation.......................................................................... 75

XVI.       MISCELLANEOUS................................................................................................ 75
           16.1.         Governing Law.................................................................................. 75
           16.2.         Entire Understanding........................................................................... 76
           16.3.         Successors and Assigns; Participations; New
                         Lenders........................................................................................ 77
           16.4.         Application of Payments........................................................................ 79
           16.5.         Indemnity...................................................................................... 79
           16.6.         Notice......................................................................................... 79
           16.7.         Survival....................................................................................... 80
           16.8.         Severability................................................................................... 80
           16.9.         Expenses....................................................................................... 80


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           16.10.        Injunctive Relief.............................................................................. 81
           16.11.        Consequential Damages.......................................................................... 81
           16.12.        Captions....................................................................................... 81
           16.13.        Counterparts; Telecopied Signatures............................................................ 81
           16.14.        Construction................................................................................... 81
           16.15.        Confidentiality................................................................................ 81
           16.16.        Publicity...................................................................................... 82


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






                          REVOLVING CREDIT, TERM LOAN
                                      AND
                              SECURITY AGREEMENT


                  Revolving Credit, Term Loan and Security Agreement dated as of January 6, 1997 among BATTERIES BATTERIES, INC., a corporation organized under the laws of the State of Delaware ("BATS"), TAUBER ELECTRONICS, INC., a corporation organized under the laws of the State of California ("TEI") ADVANCED FOX ANTENNA, INC., a corporation organized under the laws of the State of Delaware ("AFA"), SPECIFIC ENERGY CORPORATION, a corporation organized under the laws of the State of Arizona ("SEC"), BATTERY NETWORK, INC., a corporation organized under the laws of the State of Illinois ("BN"), W.S. BATTERY & SALES, COMPANY INC., a corporation organized under the laws of the State of Illinois ("WSBS") and BATTERY ACQUISITION CORP., a corporation organized under the laws of the State of New York ("BAC"), (BATS, TEI, AFA, SEC, BN, WSBS and BAC, each a "Borrower" and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and IBJ SCHRODER BANK & TRUST COMPANY ("IBJS"), a New York banking corporation, as agent for Lenders (IBJS, in such capacity, the "Agent").

                  IN CONSIDERATION of the mutual covenants and undertakings herein contained, Borrowers, Lenders and Agent hereby agree as follows:

I.           DEFINITIONS.

             1.1. Accounting Terms. As used in this Agreement, the Note, or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined, shall have the respective meanings given to them under GAAP.

             1.2. General Terms. For purposes of this Agreement the following terms shall have the following meanings:

                         "Accountants" shall have the meaning set forth in
Section 9.7 hereof.

                         "Acquisition Agreement" shall mean collectively the
BN Acquisition Agreement, WSBS Acquisition Agreement and BAC
Acquisition Agreement.

                         "Advances" shall mean and include the Revolving
Advances, Letters of Credit and the Term Loan.

                         "Advance Rates" shall have the meaning set forth in
Section 2.1(a) hereof.

                         "Additional Cash Consideration" shall have the
meaning given to such term in the BN Acquisition Agreement which in no event shall exceed an aggregate amount of $1,000,000.

                         "Additional Consideration" shall mean collectively,
the Additional Cash Consideration, the Additional Stock
Consideration, the Additional $4.50 Option Consideration and the
Additional $6.00 Option Consideration.

                         "Additional $4.50 Option Consideration" shall have
the meaning given to such term in the BN Acquisition Agreement which in no event shall exceed options to purchase more than 125,000 shares of common stock of BATS.

                         "Additional $6.00 Option Consideration" shall have
the meaning given to such term in the BN Acquisition Agreement which in no event shall exceed options to purchase more than 125,000 shares of common stock of BATS.

                         "Additional Stock Consideration" shall have the
meaning given to such term in the BN Acquisition Agreement, which in no event shall exceed 350,000 shares of common stock of BATS.

                         "AFA" shall have the meaning set forth in the
preamble to this Agreement.

                         "Affiliate" of any Person shall mean (a) any Person
(other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

                         "Affiliated Leases" shall mean collectively, (a) the
Lease dated January 1, 1997 between J.W.S.Partnership and BN with respect to the premises located at 4071 Albany Street, McHenry, (b) the Lease dated January 1, 1997 between J.W.S. Partnership and BN with respect to the premises located at 50 Tannery Road, Unit 2, North Branch, New Jersey and (c) the Lease dated January 2, 1995 between Rare Limited Partnership and AFA with respect to the premises located at 1840 County Line Road, Huntingdon, Pennsylvania.

                         "Agent" shall have the meaning set forth in the
preamble to this Agreement and shall include its successors and assigns.

                         "Alternate Base Rate" shall mean, for any day, a rate
per annum equal to the higher of (i) the Base Rate in effect on such day and (ii) the Federal Funds Rate in effect on such day plus 1/2 of 1%.

                         "Authority" shall have the meaning set forth in
Section 4.19(d).

                         "BAC" shall have the meaning set forth in the
preamble to this Agreement.

                         "BAC Acquisition Agreement" shall mean the Asset
Purchase Agreement dated January 3, 1997, as of December 31, 1996 among BAC, BATS, WSJ Enterprises, Inc, William S. Sapp, Dolores Sapp, Susan Grandt, William Steven Sapp and James Sapp including all exhibits and schedules thereto.

                         "Base Rate" shall mean the base commercial lending
rate of IBJS as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate. This rate of interest is determined from time to time by IBJS as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by IBJS to any particular class or category of customers of IBJS.

                         "BATS" shall have the meaning set forth in the
preamble to this Agreement.

                         "BATS on a combined basis" shall mean the combination
in accordance with GAAP of the accounts or other items of BATS and its Subsidiaries.

                         "BATS on a consolidated basis" shall mean the
consolidation in accordance with GAAP of the accounts or other items of BATS and its Subsidiaries.

                         "Blocked Accounts" shall have the meaning set forth
in Section 4.15(h).

                         "BN" shall have the meaning set forth in the preamble
to this Agreement.

                         "BN Acquisition Agreement" shall mean the Stock
Purchase Agreement dated January 3, 1997 dated as of December 31, 1996 among BATS, BN, William Steven Sapp, Susan Grandt and James Sapp including all exhibits and schedules thereto.

                         "Borrower" or "Borrowers" shall have the meaning set
forth in the preamble to this Agreement and shall extend to all permitted successors and assigns of such Persons.

                         "Borrowers' Account" shall have the meaning set forth
in Section 2.8.

                         "Borrowing Agent" shall mean BATS.

                         "Business Day" shall mean with respect to Eurodollar
Rate Loans, any day on which commercial banks are open for domestic and international business, including dealings in Dollar deposits in London, England and New York, New York and with respect to all other matters, any day other than a day on which commercial banks in New York are authorized or required by law to close.

                         "CERCLA" shall mean the Comprehensive Environmental
Response, Compensation and Liability Act of 1980, as amended, 42
U.S.C. ss.ss.9601 et seq.

                         "Change of Control" shall mean (a) the occurrence of
any event (whether in one or more transactions) which results in a transfer of control of any Borrower (other than BATS) to a Person who is not an Original Owner; (b) any merger or consolidation of or with any Borrower or sale of all or substantially all of the property or assets of any Borrower; or (c) a Person or group of Persons acting in concert as a partnership, limited partnership, syndicate or other group ("Group of Persons") shall together with any Affiliates thereof, succeed in having a sufficient number of nominees elected to the Board of Directors of BATS such that such nominees, when added to any existing directors remaining on the Board of Directors of BATS after such election, will constitute a majority of the Board of Directors of BATS. For purposes of this definition, "control of Borrower" shall mean the power, direct or indirect (x) to vote 50% or more of the securities having ordinary voting power for the election of directors of any Borrower or (y) to direct or cause the direction of the management and policies of any Borrower by contract or otherwise.

                         "Charges" shall mean all taxes, charges, fees,
imposts, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign (including, without limitation, the Pension Benefit Guaranty Corporation or any environmental agency or superfund), upon the Collateral or any Borrower.

                         "Closing Date" shall mean January 7, 1997 or such
other date as may be agreed to by the parties hereto.

                         "Code" shall mean the Internal Revenue Code of 1986,
as amended from time to time and the regulations promulgated thereunder.

                         "Collateral" shall mean and include:

                                  (a)       all Receivables;

                                  (b)       all Equipment;

                                  (c)       all General Intangibles;

                                  (d)       all Inventory;

                                  (e)       all Subsidiary Stock;

                                  (f)       all of each Borrower's right, title
and interest in and to (i) its respective goods and other property including, but not limited to, all merchandise returned or rejected by Customers, relating to or securing any of the Receivables; (ii) all of each Borrower's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, setoff, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to any Borrower from any Customer relating to the Receivables; (iv) other property, including warranty claims, relating to any goods securing this Agreement; (v) all of each Borrower's contract rights, rights of payment which have been earned under a contract right, instruments, documents, chattel paper, warehouse receipts, deposit accounts, money and securities; (vi) if and when obtained by any Borrower, all real and personal property of third parties in which such Borrower has been granted a lien or security interest as security for the payment or enforcement of Receivables; and (vii) any other goods, personal property or real property now owned or hereafter acquired in which any Borrower has expressly granted a security interest or may in the future grant a security interest to Agent hereunder, or in any amendment or supplement hereto or thereto, or under any other agreement between Agent and any Borrower;

                                  (g)       all of each Borrower's ledger
sheets, ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by any Borrower or in which it has an interest), computer programs, tapes, disks and documents relating to (a), (b), (c), (d), (e) or (f) of this Paragraph; and

                                  (h)       all proceeds and products of (a),
(b), (c), (d), (e), (f) and (g) in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, security agreements, documents, eminent domain proceeds, condemnation proceeds and tort claim proceeds.

                         "Collateral Assignment" shall mean the Collateral
Assignment of Rights dated as of the Closing Date executed by BATS and BAC with respect to their respective rights under the Acquisition Agreement.

                         "Commitment Percentage" of any Lender shall mean the
percentage set forth below such Lender's name on the signature page hereof as same may be adjusted upon any assignment by a Lender pursuant to
Section 15.3(b) hereof.

                         "Commitment Transfer Supplement" shall mean a
document in the form of Exhibit 15.3 hereto, properly completed and otherwise in form and substance satisfactory to Agent by which the Purchasing Lender purchases and assumes a portion of the obligation of Lenders to make Advances under this Agreement.

                         "Consents" shall mean all filings and all licenses,
permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and other third parties, domestic or foreign, necessary to carry on any Borrower's business, including, without limitation, any Consents required under all applicable federal, state or other applicable law.

                         "Contract Rate" shall mean, as applicable, the
Revolving Interest Rate or the Term Loan Rate.

                         "Controlled Group" shall mean all members of a
controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Borrower, are treated as a single employer under Section 414 of the Code.

                         "Current Assets" at a particular date, shall mean all
cash, cash equivalents, accounts and inventory of BATS on a consolidated basis and all other items which would, in conformity with GAAP, be included under current assets on a balance sheet of BATS on a consolidated basis as at such date; provided, however, that such amounts shall not include (a) any amounts for any Indebtedness owing by an Affiliate of any Borrower, unless such Indebtedness arose in connection with the sale of goods or rendition of services in the ordinary course of business and would otherwise constitute current assets in conformity with GAAP, (b) any shares of stock issued by an Affiliate of any Borrower, or (c) the cash surrender value of any life insurance policy.

                         "Current Liabilities" at a particular date, shall
mean all amounts which would, in conformity with GAAP, be included under current liabilities on a balance sheet of BATS on a consolidated basis, as at such date, but in any event including, without limitation, the amounts of (a) all Indebtedness of BATS on a consolidated basis payable on demand, or, at the option of the Person to whom such Indebtedness is owed, not more than twelve
(12) months after such date, (b) any payments in respect of any Indebtedness of any Borrower (whether installment, serial maturity, sinking fund payment or otherwise) required to be made not more than twelve (12) months after such date, (c) all reserves in respect of liabilities or Indebtedness payable on demand or, at the option of the Person to whom such Indebtedness is owed, not more than twelve (12) months after such date, the validity of which is not contested at such date, and (d) all accruals for federal or other taxes measured by income payable within a twelve (12) month period and in any event excluding (i) Revolving Advances and (ii) the payment in respect of the Term Loan required to be made at the end of the Term.

                         "Customer" shall mean and include the account debtor
with respect to any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with any Borrower, pursuant to which such Borrower is to deliver any personal property or perform any services.

                         "Default" shall mean an event which, with the giving
of notice or passage of time or both, would constitute an Event of Default.

                         "Default Rate" shall have the meaning set forth in
Section 3.1 hereof.

                         "Defaulting Lender" shall have the meaning set forth
in Section 2.16(a) hereof.

                         "Depository Accounts" shall have the meaning set
forth in Section 4.15(h) hereof.

                         "Documents" shall have the meaning set forth in
Section 8.1(c) hereof.

                         "Dollar" and the sign "$" shall mean lawful money of
the United States of America.

                         "Domestic Rate Loan" shall mean any Advance that
bears interest based upon the Alternate Base Rate.

                         "Early Termination Date" shall have the meaning set
forth in Section 13.1 hereof.

                         "Earnings Before Interest and Taxes" shall mean for
any period an amount equal to the sum of (i) net income (or loss) of BATS on a consolidated basis for such period (excluding extraordinary gains and losses), plus (ii) all interest expense of BATS on a consolidated basis for such period, plus (iii) all charges against income of BATS on a consolidated basis for such period for federal, state and local taxes actually paid, plus (iv) the after tax effect of the Additional Consideration, if any, in the event the Additional Consideration is deemed to be treated as an expense.

                         "EBITDA" shall mean for any period the sum of (i)
Earnings Before Interest and Taxes for such period plus (ii) depreciation expenses for such period, plus (iii) amortization expenses for such period.

                         "Eligible Inventory" shall mean and include Inventory
consisting of finished goods, with respect to each Borrower valued at the lower of cost or market value, determined on a first-in-first-out basis, which is not, in Agent's reasonable opinion, obsolete, slow moving or unmerchantable and which Agent, in its reasonable discretion, shall not deem ineligible Inventory, based on such considerations as Agent may from time to time deem appropriate including, without limitation, whether the Inventory is subject to a perfected, first priority security interest in favor of Agent and whether the Inventory conforms to all standards imposed by any governmental agency, division or department thereof which has regulatory authority over such goods or the use or sale thereof.

                         "Eligible Receivables" shall mean and include with
respect to each Borrower, each Receivable of such Borrower arising in the ordinary course of such Borrower's business and which Agent, in its reasonable credit judgment, shall deem to be an Eligible Receivable, based on such considerations as Agent may from time to time deem appropriate. A Receivable shall not be deemed eligible unless such Receivable is subject to Agent's first priority perfected security interest and no other Lien (other than Permitted Encumbrances), and is evidenced by an invoice or other documentary evidence satisfactory to Agent. In addition, no Receivable shall be an Eligible Receivable if:

                         (a)      it arises out of a sale made by any Borrower
to an Affiliate of any Borrower or to a Person controlled by an Affiliate of any Borrower;

                         (b)      it is due or unpaid more than one hundred and
twenty (120) days after the original invoice date or more than sixty (60) days after the due date;

                         (c)      fifty percent (50%) or more of the
Receivables from such Customer are not deemed Eligible Receivables hereunder. Such percentage may, in Agent's reasonable discretion, be increased or decreased from time to time;

                         (d)      any covenant, representation or warranty
contained in this Agreement with respect to such Receivable has been breached;

                         (e)      the Customer shall (i) apply for, suffer, or
consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or call a meeting of its creditors, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, any petition which is filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

                         (f)      the sale is to a Customer outside the
continental United States of America or Canada, unless the sale is on letter of credit, guaranty or acceptance terms or covered by credit insurance, in each case acceptable to Agent in its reasonable discretion;

                         (g)      the sale to the Customer is on a bill-and-
hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper;

                         (h)      Agent believes, in its reasonable credit
judgment, that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the Customer's financial inability to pay;

                         (i)      the Customer is the United States of America,
any state or any department, agency or instrumentality of any of them, unless Borrower assigns its right to payment of such Receivable to Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Sub-Section 3727 et seq. and 41 U.S.C.
Sub-Section 15 et seq.) or has otherwise complied with other applicable statutes or ordinances;

                         (j)      the goods giving rise to such Receivable have
not been shipped and delivered to and accepted by the Customer or the services giving rise to such Receivable have not been performed by the applicable Borrower and accepted by the Customer or the Receivable otherwise does not represent a final sale;

                         (k)      the Receivables of the Customer exceed a
credit limit determined by Agent, in its reasonable discretion, to the extent such Receivable exceeds such limit;

                         (l)      the Receivable is subject to any offset,
deduction, defense, dispute, or counterclaim, the Customer is also a creditor or supplier of a Borrower or the Receivable is contingent in any respect or for any reason; provided, however, the portion of each Receivable that would otherwise be deemed an Eligible Receivable, which is not subject to offset, deduction, defense, dispute, counterclaim or contingency shall be deemed an Eligible Receivable;

                         (m)      the applicable Borrower has made any agreement
with any Customer for any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto;

                         (n)      shipment of the merchandise or the rendition
of services has not been completed;

                         (o)      any return, rejection or repossession of the
merchandise has occurred;

                         (p)      such Receivable is not payable to a Borrower;
or

                         (q)      such Receivable is not otherwise satisfactory
to Agent as determined in good faith by Agent in the exercise of its discretion in a reasonable manner.

                         "Environmental Complaint" shall have the meaning set
forth in Section 4.19(d) hereof.

                         "Environmental Laws" shall mean all federal, state
and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state and local governmental agencies and authorities with respect thereto.

                         "Equipment" shall mean and include as to each
Borrower all of such Borrower's goods (other than Inventory) whether now owned or hereafter acquired and wherever located including, without limitation, all equipment, machinery, apparatus, motor vehicles, fittings, furniture, furnishings, fixtures, parts, accessories and all replacements and substitutions therefor or accessions thereto.

                         "ERISA" shall mean the Employee Retirement Income
Security Act of 1974, as amended from time to time and the rules and regulations promulgated thereunder.

                         "ESOP" shall mean the W.S. Battery & Sales Co. Inc.
Employee Stock Ownership Plan and Trust.

                         "Eurodollar Rate Loan" shall mean an Advance at any
time that bears interest based on the Eurodollar Rate.

                         "Eurodollar Rate" shall mean for any Eurodollar Rate
Loan for the then current Interest Period relating thereto the rate per annum (such Eurodollar Rate to be adjusted to the next higher 1/100 of one (1%) percent) equal to the quotient of (a) LIBOR, divided by (b) a number equal to
1.00 minus the aggregate of the rates (expressed as a decimal) of reserve requirements current on the day that is two Business Days prior to the beginning of the Interest Period (including without limitation basic, supplemental, marginal and emergency reserves) under any regulation promulgated by the Board of Governors of the Federal Reserve System (or any other governmental authority having jurisdiction of IBJS) as in effect from time to time, dealing with reserve requirements prescribed for Eurocurrency funding including any reserve requirements with respect to "Eurocurrency liabilities" under Regulation D of the Board of Governors of the Federal Reserve System.

                         "Event of Default" shall mean the occurrence of any
of the events set forth in Article X hereof.

                         "Federal Funds Rate" shall mean, for any day, the
weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transactions received by IBJS from three Federal funds brokers of recognized standing selected by IBJS.

                         "Fixed Charge Coverage Ratio" shall mean and include,
with respect to any fiscal period, the ratio of (a) EBITDA, minus taxes actually paid during such period, minus capitalized expenditures made during such period to (b) all Senior Debt Payments during such period.

                         "Formula Amount" shall have the meaning set forth in
Section 2.1(a).

                         "GAAP" shall mean generally accepted accounting
principles in the United States of America in effect from time to time.

                         "General Intangibles" shall mean and include as to
each Borrower all of such Borrower's general intangibles, whether now owned or hereafter acquired including, without limitation, all choses in action, causes of action, corporate or other business records, inventions, designs, patents, patent applications, equipment formulations, manufacturing procedures, quality control procedures, trademarks, service marks, trade secrets, goodwill, copyrights, design rights, registrations, licenses, franchises, customer lists, tax refunds, tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to such Borrower to secure payment of any of the Receivables by a Customer all rights of indemnification and all other intangible property of every kind and nature (other than Receivables).

                         "Governmental Body" shall mean any nation or
government, any state or other political subdivision thereof or any entity exercising the legislative, judicial, regulatory or administrative functions of or pertaining to a government.

                         "Hazardous Discharge" shall have the meaning set
forth in Section 4.19(d) hereof.

                         "Hazardous Substance" shall mean, without limitation,
any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, Hazardous Wastes, hazardous or Toxic Substances or related materials as defined in CERCLA, the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), RCRA, Articles 15 and 27 of the New York State Environmental Conservation Law or any other applicable Environmental Law and in the regulations adopted pursuant thereto.

                         "Hazardous Wastes" shall mean all waste materials
subject to regulation under CERCLA, RCRA or applicable state law, and any other applicable Federal and state laws now in force or hereafter enacted relating to hazardous waste disposal.

                         "Indebtedness" of a Person at a particular date shall
mean all obligations of such Person which in accordance with GAAP would be classified upon a balance sheet as liabilities (except capital stock and surplus earned or otherwise) and in any event, without limitation by reason of enumeration, shall include all indebtedness, debt and other similar monetary obligations of such Person whether direct or guaranteed and all indebtedness secured by a Lien on assets owned by such Person, whether or not such indebtedness actually shall have been created, assumed or incurred by such Person. Any indebtedness of such Person resulting from the acquisition by such Person of any assets subject to any Lien shall be deemed, for the purposes hereof, to be the equivalent of the creation, assumption and incurring of the indebtedness secured thereby, whether or not actually so created, assumed or incurred.

                         "Interest Period" shall mean the period provided for
any Eurodollar Rate Loan pursuant to Section 2.2(b).

                         "Inventory" shall mean and include as to each
Borrower all of such Borrower's now owned or hereafter acquired goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in such Borrower's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

                         "Inventory Advance Rate" shall have the meaning set
forth in Section 2.1(a)(ii) hereof.

                         "Lender" and "Lenders" shall have the meaning ascribed
to such term in the preamble to this Agreement and shall include each Person which is a transferee, successor or assign of any Lender.

                         "Letter of Credit Application" shall have the meaning
set forth in Section 2.10 hereof.

                         "Letters of Credit" shall have the meaning set forth
in Section 2.9.

                         "Letter of Credit Fees" shall have the meaning set
forth in Section 3.2.

                         "LIBOR" shall mean for any Eurodollar Rate Loan for
the then current Interest Period relating thereto, the rate per annum quoted by Agent to Borrowers two (2) Business Days prior to the first day of such Interest Period as the rate available to Agent in the interbank market for offshore Dollar deposits in immediately available funds for a period equal to such Interest Period and in an amount equal to the amount of such Eurodollar Rate Loan.

                         "Lien" shall mean any mortgage, deed of trust,
pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), Charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

                         "Management Agreement" shall mean the Management
Services Agreement dated as of June 6, 1995 and amended on March 21, 1996 between BATS and Founders Management Services, Inc.

                         "Material Adverse Effect" shall mean a material
adverse effect on (a) the condition, operations, assets, business or prospects of the applicable Person or Persons, (b) any Borrower's ability to pay the Obligations in accordance with the terms thereof, (c) the value of the Collateral, or Agent's Liens on the Collateral or the priority of any such Lien or (d) the practical realization of the benefits of Agent's and each Lender's rights and remedies under this Agreement and the Other Documents.

                         "Maximum Loan Amount" shall mean $13,000,000 less
repayments of the Term Loan.

                         "Maximum Revolving Advance Amount" shall mean
$10,000,000.

                         "Monthly Advances" shall have the meaning set forth
in Section 3.1 hereof.

                         "Multiemployer Plan" shall mean a "multiemployer
plan" as defined in Sections 3(37) and 4001(a)(3) of ERISA.

                         "Net Cash Flow" of BATS on a consolidated basis for
any fiscal period shall mean (a) the sum of (i) net income of BATS on a consolidated basis (excluding losses) for such period; plus (ii) depreciation and amortization expenses of BATS on a consolidated basis for such period; plus (iii) all tax refunds for prior fiscal years received in such period; plus (iv) to the extent deducted in determining net income for such period, the effect of issuing any Additional Stock Consideration, Additional $4.50 Option Consideration and Additional $6.00 Option Consideration; minus (b) the sum of
(i) scheduled payments of the Term Loan during such period, plus (ii) scheduled payments of all Indebtedness during such period including the Preferred Stock Redemption, plus (iii) capital expenditures (net of Indebtedness incurred to finance such expenditures) in an amount for such period not to exceed the amount permitted under Section 7.6, plus (iv) the Additional Cash Consideration to the extent included in net income for such period.

                         "Net Worth" at a particular date, shall mean an
amount equal to (a) the aggregate amount of all assets of BATS on a consolidated basis as may properly be classified as such in accordance with GAAP consistently applied and such other assets as are properly classified as "intangible assets", less (b) the aggregate amount of all Indebtedness of BATS on a consolidated basis, plus (c) the repurchase of 20,000 shares of BATS owned by Donald L. Luke for an aggregate purchase price not to exceed $100,000.

                         "Note" shall mean collectively, the Term Note and the
Revolving Credit Note.

                         "Obligations" shall mean and include any and all of
each Borrower's Indebtedness and/or liabilities to Agent or Lenders or any corporation that directly or indirectly controls or is controlled by or is under common control with Agent or any Lender of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, regardless of how such indebtedness or liabilities arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including, but not limited to, any and all of any Borrower's Indebtedness and/or liabilities under this Agreement, the Other Documents or under any other agreement between Agent or Lenders and any Borrower and all obligations of any Borrower to Agent or Lenders to perform acts or refrain from taking any action.

                         "Original Owner" shall mean with respect (a) to any
Borrower (other than BATS), BATS and (b) to SEC, BAC.

                         "Other Documents" shall mean the Note, the Pledge
Agreement, the Questionnaire and any and all other agreements, instruments and documents, including, without limitation, guaranties, pledges, powers of attorney, consents, and all other writings heretofore, now or hereafter executed by any Borrower and/or delivered to Agent or any Lender in respect of the transactions contemplated by this Agreement.

                         "Parent" of any Person shall mean a corporation or
other entity owning, directly or indirectly at least 50% of the shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors of the Person, or other Persons performing similar functions for any such Person.

                         "Participant" shall mean each Person who shall be
granted the right by any Lender to participate in any of the Advances and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

                         "Payment Office" shall mean initially One State
Street, New York, New York 10004; thereafter, such other office of Agent, if any, which it may designate by notice to Borrowing Agent and to each Lender to be the Payment Office.

                         "Permitted Encumbrances" shall mean (a) Liens in
favor of Agent for the benefit of Agent and Lenders; (b) Liens for taxes, assessments or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by Borrowers; provided, that, the Lien shall have no effect on the priority of the Liens in favor of Agent or the value of the assets in which Agent has such a Lien and a stay of enforcement of any such Lien shall be in effect; (c) Liens disclosed in the financial statements referred to in Section 5.5, the existence of which Agent has consented to in writing; (d) deposits or pledges to secure obligations under worker's compensation, social security or similar laws, or under unemployment insurance; (e) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of any Borrower's business; (f) judgment Liens that have been stayed or bonded and mechanics', workers', materialmen's or other like Liens arising in the ordinary course of any Borrower's business with respect to obligations which are not due or which are being contested in good faith by the applicable Borrower; (g) Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided that (x) any such lien shall not encumber any other property of the Borrowers and (y) the aggregate amount of Indebtedness secured by such Liens incurred as a result of such purchases during any fiscal year shall not exceed the amount provided for in Section 7.6; and (h) Liens disclosed on Schedule 1.2.

                         "Person" shall mean any individual, sole
proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, institution, public benefit corporation, joint venture, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

                         "Plan" shall mean any employee benefit plan within
the meaning of Section 3(3) of ERISA, maintained for employees of Borrowers or any member of the Controlled Group or any such Plan to which any Borrower or any member of the Controlled Group is required to contribute on behalf of any of its employees.

                         "Pledge Agreement" shall mean, collectively, (a) the
Stock Pledge Agreement dated as of the Closing Date between BATS and Lender pursuant to which BATS pledges all of the issued and outstanding common stock of TEI, AFA, SEC, BN, WSBS and BAC and the Stock Pledge Agreement dated as of the Closing Date between, BAC and Lender pursuant to which BAC pledges all of the issued and outstanding common stock of SEC.

                         "Preferred Stock" shall mean 750,000 shares of Series
A Preferred Stock of BATS.

                         "Preferred Stock Redemption" shall mean the
redemption of the Preferred Stock at a price equal to $1.00 per share required to be made by BATS on April 11, 1997.

                         "Pro Forma Balance Sheet" shall have the meaning set
forth in Section 5.5(a) hereof.

                         "Pro Forma Financial Statements" shall have the
meaning set forth in Section 5.5(b) hereof.

                         "Projections" shall have the meaning set forth in
Section 5.5(b) hereof.

                         "Purchasing Lender" shall have the meaning set forth
in Section 15.3 hereof.

                         "Questionnaire" shall mean the Documentation
Information Questionnaire and the responses thereto provided by Borrowers and delivered to Agent.

                         "RCRA" shall mean the Resource Conservation and
Recovery Act, 42 U.S.C. ss.ss. 6901 et seq., as same may be amended from time to time.

                         "Real Property" shall mean all real property owned,
leased or occupied by any Borrower.

                         "Receivables" shall mean and include as to each
Borrower all of such Borrower's accounts, contract rights, instruments (including those evidencing indebtedness owed to Borrowers by their Affiliates), documents, chattel paper, general intangibles relating to accounts, drafts and acceptances, and all other forms of obligations owing to such Borrower arising out of or in connection with the sale or lease of Inventory or the rendition of services, all guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to Agent hereunder.

                         "Receivables Advance Rate" shall have the meaning set
forth in Section 2.1(a)(i) hereof.

                         "Release" shall have the meaning set forth in Section
5.7(c)(i) hereof.

                         "Reportable Event" shall mean a reportable event
described in Section 4043(b) of ERISA or the regulations promulgated thereunder.

                         "Required Lenders" shall mean Lenders holding at
least sixty six and two-thirds percent (66 2/3%) of the Advances.

                         "Revolving Advances" shall mean Advances made other
than Letters of Credit or the Term Loan.

                         "Revolving Credit Note" shall mean, collectively, the
promissory notes referred to in Section 2.1(a) hereof.

                         "Revolving Interest Rate" shall mean an interest rate
per annum equal to (a) the sum of the Alternate Base Rate plus one quarter of one percent (.25%) percent with respect to Domestic Rate Loans, or (b) the sum of the Eurodollar Rate plus two percent (2%) percent with respect to Eurodollar Rate Loans.

                         "SEC" shall have the meaning set forth in the
preamble to this Agreement.

                         "Senior Debt Payments" shall mean and include all
cash actually expended by Borrowers to make (a) interest payments on any Advances hereunder, plus, (b) scheduled principal payments on the Term Loan, plus (c) payments for all fees, commissions and charges set forth herein and with respect to any Advances, plus (d) capitalized lease payments, plus (e) payments with respect to any other Indebtedness for borrowed money.

                         "Settlement Date" shall mean the Closing Date and
thereafter Wednesday of each week unless such day is not a Business Day in which case it shall be the next succeeding Business Day.

                         "Subsidiary" shall mean a corporation or other entity
of whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

                         "Subsidiary Stock" shall mean all of the issued and
outstanding shares of stock owned by BATS of each Borrower (other than BATS) and all of the issued and outstanding shares of stock owned by any Borrower (other than BATS) in any subsidiary of such Borrower together with the certificates representing the Subsidiary Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Subsidiary Stock.

                         "TEI" shall have the meaning set forth in the
preamble to this Agreement.

                         "Term" shall have the meaning set forth in Section
13.1 hereof.

                         "Term Loan" shall mean the Advances made pursuant to
Section 2.4 hereof.

                         "Term Loan Rate" shall mean an interest rate per
annum equal to (a) the sum of the Alternate Base Rate plus three-quarters of one percent (.75%) with respect to Domestic Rate Loans or, (b) the sum of the Eurodollar Rate plus two and one-half percent (2.50%) with respect to Eurodollar Rate Loans.

                         "Term Note" shall mean collectively, the promissory
notes described in Section 2.4 hereof.

                         "Termination Event" shall mean (i) a Reportable Event
with respect to any Plan or Multiemployer Plan; (ii) the withdrawal of any Borrower or any member of the Controlled Group from a Plan or Multiemployer Plan during a plan year in which such entity was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (iii) the providing of notice of intent to terminate a Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Plan or Multiemployer Plan; (v) any event or condition (a) which is reasonably likely to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or (b) that is reasonably likely to result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; or (vi) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of any Borrower or any member of the Controlled Group from a Multiemployer Plan.

                         "Toxic Substance" shall mean and include any material
present on the Real Property or the Leasehold Interests which has been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. ss.ss. 2601 et seq., applicable state law, or any other applicable Federal or state laws now in force or hereafter enacted relating to toxic substances. "Toxic Substance" includes but is not limited to asbestos, polychlorinated biphenyls
(PCBs) and lead-based paints.

                         "Transactions" shall have the meaning set forth in
Section 5.5 hereof.

                         "Transferee" shall have the meaning set forth in
Section 15.3(b) hereof.

                         "Undrawn Availability" at a particular date shall
mean an amount equal to (a) the lesser of (i) the Formula Amount or (ii) the Maximum Revolving Advance Amount, minus (b) the sum of (i) the outstanding amount of Advances (other than the Term Loan) plus (ii) all amounts due and owing to Borrowers' trade creditors which are outstanding sixty (60) days or more past due date trade terms, plus (iii) fees and expenses for which Borrowers are liable but which have not been paid or charged to Borrowers' Account.

                         "Week" shall mean the time period commencing with the
opening of business on a Wednesday and ending on the end of business the following Tuesday.

                         "WSBS" shall have the meaning set forth in the
preamble to this Agreement.

                         "WSBS Acquisition Agreement" shall mean the Stock
Purchase Agreement dated January 3, 1997 as of December 31, 1996 among BATS, WSBS and William S. Sapp and Dolores Sapp, as Trustees of W.S. Battery & Sales Co. Inc. Employee Stock Ownership Plan and
Trust, including all exhibits and schedules thereto.

             1.3. Uniform Commercial Code Terms. All terms used herein and defined in the Uniform Commercial Code as adopted in the State of New York shall have the meaning given therein unless otherwise defined herein.

             1.4. Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Unless otherwise provided, all references to any instruments or agreements to which Agent is a party, including, without limitation, references to any of the Other Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.


II.          ADVANCES, PAYMENTS.

             2.1.        (a)      Revolving Advances.  Subject to the terms and
conditions set forth in this Agreement, each Lender, severally and not jointly, will make Revolving Advances to Borrowers in aggregate amounts outstanding at any time equal to such Lender's Commitment
Percentage of the lesser of (x) the Maximum Revolving Advance
Amount less the aggregate amount of outstanding Letters of Credit or (y) an amount equal to the sum of:

                         (i) up to 80%, subject to the provisions of
                         Section 2.1(b) hereof ("Receivables Advance Rate"), of Eligible Receivables, plus

                         (ii) up to the lesser of (A) 50%, subject to the provisions of Section 2.1(b) hereof ("Inventory Advance Rate"), of the value of the Eligible Inventory (the Receivables Advance Rate and the Inventory Advance Rate shall be referred to collectively, as the "Advance Rates") or (B) $6,000,000 in the aggregate at any one time, plus

                         (iii) the product of (a) the aggregate amount of outstanding Letters of Credit times (b) the Inventory Advance Rate, minus

                         (iv) the aggregate amount of outstanding Letters of Credit, minus

                         (v) such reserves as Agent may reasonably deem proper and necessary from time to time.

             The amount derived from the sum of (x) Sections 2.1(a)(y)(i) (ii) and (iii) minus (y) Section 2.1 (a)(y)(v) at any time and from time to time shall be referred to as the "Formula Amount". The Revolving Advances shall be evidenced by the secured promissory notes ("Revolving Credit Note") substantially in the form attached hereto as Exhibit 2.1(a).

                         (b)  Discretionary Rights.  The Advance Rates may
be increased or decreased by Agent at any time and from time to time in the exercise of its reasonable discretion. Each Borrower consents to any such increases or decreases and acknowledges that decreasing the Advance Rates or increasing the reserves may limit or restrict Advances requested by Borrowing Agent.

             2.2.        Procedure for Revolving Advances Borrowing.

                         (a)  Borrowing Agent on behalf of any Borrower may
notify Agent prior to 11:00 a.m. on a Business Day of a Borrower's request to incur, on that day, a Revolving Advance hereunder. Should any amount required to be paid as interest hereunder, or as fees or other charges under this Agreement or any other agreement with Agent or Lenders, or with respect to any other Obligation, become due, same shall be deemed a request for a Revolving Advance as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation under this Agreement or any other agreement with Agent or Lenders, and such request shall be irrevocable.

                         (b) Notwithstanding the provisions of (a) above,
in the event any Borrower desires to obtain a Eurodollar Rate Loan, Borrowing Agent on behalf of any Borrower shall give Agent written notice prior to 11:00 a.m. on a Business Day at least three (3) Business Days' prior to the date of the proposed borrowing, specifying (i) the date of the proposed borrowing (which shall be a Business Day), (ii) the type of borrowing and the amount on the date of such Advance to be borrowed, which amount shall be a minimum amount of $500,000, and (iii) the duration of the first Interest Period therefor. Interest Periods for Eurodollar Rate Loans shall be for one, two or, three months. No Eurodollar Rate Loan shall be made available to Borrower during the continuance of a Default or an Event of Default.

                         (c)      Each Interest Period of a Eurodollar Rate Loan
shall commence on the date such Eurodollar Rate Loan is made and shall end on such date as Borrowing Agent may elect as set forth in (b)(iii) above provided that the exact length of each Interest Period shall be determined in accordance with the practice of the interbank market for offshore Dollar deposits and no Interest Period shall end after the last day of the Term.

             Borrowing Agent shall elect the initial Interest Period applicable to a Eurodollar Rate Loan by its notice of borrowing given to Agent pursuant to Section 2.2(b) or by its notice of conversion given to Agent pursuant to Section 2.2(d), as the case may be. Borrowing Agent shall elect the duration of each succeeding Interest Period by giving irrevocable written notice to Agent of such duration not less than three (3) Business Days prior to the last day of the then current Interest Period applicable to such Eurodollar Rate Loan. If Agent does not receive timely notice of the Interest Period elected by Borrowing Agent, Borrowers shall be deemed to have elected to convert to a Domestic Rate Loan subject to Section 2.2(d) hereinbelow.

                         (d)      Provided that no Event of Default shall have
occurred and be continuing, any Borrower may, on the last Business Day of the then current Interest Period applicable to any outstanding Eurodollar Rate Loan, or on any Business Day with respect to Domestic Rate Loans, convert any such loan into a loan of another type in the same aggregate principal amount provided that any conversion of a Eurodollar Rate Loan shall be made only on the last Business Day of the then current Interest Period applicable to such Eurodollar Rate Loan. If a Borrower desires to convert a loan, Borrowing Agent shall give Agent not less than three (3) Business Days' prior written notice to convert from a Domestic Rate Loan to a Eurodollar Rate Loan or one (1) Business Day's prior written notice to convert from a Eurodollar Rate Loan to a Domestic Rate Loan, specifying the date of such conversion, the loans to be converted and if the conversion is from a Domestic Rate Loan to any other type of loan, the duration of the first Interest Period therefor. After giving effect to each such conversion, there shall not be outstanding more than three
(3) Eurodollar Rate Loans, in the aggregate.

                         (e)      At its option and upon three (3) Business
Days' prior written notice, any Borrower may prepay the Eurodollar Rate Loans in whole at any time or in part from time to time, without premium or penalty, but with accrued interest on the principal being prepaid to the date of such repayment. Such Borrower shall specify the date of prepayment of Advances which are Eurodollar Rate Loans and the amount of such prepayment. In the event that any prepayment of a Eurodollar Rate Loan is required or permitted on a date other than the last Business Day of the then current Interest Period with respect thereto, such Borrower shall indemnify Agent and Lenders therefor in accordance with Section 2.2(f) hereof.

                         (f)      Each Borrower shall indemnify Agent and
Lenders and hold Agent and Lenders harmless from and against any and all losses or expenses that Agent and Lenders may sustain or incur as a consequence of any prepayment, conversion of or any default by any Borrower in the payment of the principal of or interest on any Eurodollar Rate Loan or failure by any Borrower to complete a borrowing of, a prepayment of or conversion of or to a Eurodollar Rate Loan after notice thereof has been given, including, but not limited to, any interest payable by Agent or Lenders to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Agent or any Lender to Borrowing Agent shall be conclusive absent manifest error.

                         (g)      Notwithstanding any other provision hereof,
if any applicable law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender (for purposes of this subsection (g), the term "Lender" shall include any Lender and the office or branch where any Lender or any corporation or bank controlling such Lender makes or maintains any Eurodollar Rate Loans) to make or maintain its Eurodollar Rate Loans, the obligation of Lenders to make Eurodollar Rate Loans hereunder shall forthwith be cancelled and Borrowers shall, if any affected Eurodollar Rate Loans are then outstanding, promptly upon request from Agent, either pay all such affected Eurodollar Rate Loans or convert such affected Eurodollar Rate Loans into loans of another type. If any such payment or conversion of any Eurodollar Rate Loan is made on a day that is not the last day of the Interest Period applicable to such Eurodollar Rate Loan, Borrowers shall pay Agent, upon Agent's request, such amount or amounts as may be necessary to compensate Lenders for any loss or expense sustained or incurred by Lenders in respect of such Eurodollar Rate Loan as a result of such payment or conversion, including (but not limited to) any interest or other amounts payable by Lenders to lenders of funds obtained by Lenders in order to make or maintain such Eurodollar Rate Loan. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Lenders to Borrowing Agent shall be conclusive absent manifest error.

             2.3. Disbursement of Advance Proceeds. All Advances shall be disbursed from whichever office or other place Agent may designate from time to time and, together with any and all other Obligations of Borrowers to Agent or Lenders, shall be charged to Borrowers' Account on Agent's books. During the Term, Borrowers may use the Revolving Advances by borrowing, prepaying and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Revolving Advance requested by Borrowers or deemed to have been requested by Borrowers under Section 2.2(a) hereof shall, with respect to requested Revolving Advances to the extent Lenders make such Revolving Advances, be made available to the applicable Borrower on the day so requested by way of credit to such Borrower's operating account at IBJS, or such other bank as Borrowing Agent may designate following notification to Agent, in immediately available federal funds or other immediately available funds or, with respect to Revolving Advances deemed to have been requested by any Borrower, be disbursed to Agent to be applied to the outstanding Obligations giving rise to such deemed request.

             2.4. Term Loan. Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, will make a Term Loan to Borrowers in the sum equal to such Lender's Commitment Percentage of $3,000,000. The Term Loan shall be advanced on the Closing Date and shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: equal monthly installments of $50,000 each commencing on February 1, 1997 and on the first day of each month thereafter with the unpaid principal balance due on the last day of the Term. The Term Loan shall be evidenced by a secured promissory notes (collectively, "Term Note") in substantially the form attached hereto as Exhibit 2.4.

             2.5. Maximum Advances. The aggregate balance of Revolving Advances outstanding at any time shall not exceed the lesser of (a) Maximum Revolving Advance Amount, less outstanding Letters of Credit or (b) the Formula Amount, less outstanding Letters of Credit.

             2.6.        Repayment of Advances.

                         (a)      The Advances shall be due and payable in full
on the last day of the Term subject to earlier prepayment as herein provided. The Term Loan shall be due and payable as provided in Section 2.4 hereof and in the Term Note.

                         (b)      Each Borrower recognizes that the amounts
evidenced by checks, notes, drafts or any other items of payment relating to and/or proceeds of Collateral may not be collectible by Agent on the date received. In consideration of Agent's agreement to conditionally credit Borrowers' Account as of the Business Day on which Agent receives those items of payment, each Borrower agrees that, in computing the charges under this Agreement, all items of payment shall be deemed applied by Agent on account of the Obligations one (1) Business Day after the Business Day Agent receives such payments via wire transfer or electronic depository check. Agent is not, however, required to credit Borrowers' Account for the amount of any item of payment which is unsatisfactory to Agent and Agent may charge Borrowers' Account for the amount of any item of payment which is returned to Agent unpaid.

                         (c)      All payments of principal, interest and other
amounts payable hereunder, or under any of the related agreements shall be made to Agent at the Payment Office not later than 1:00 P.M. (New York Time) on the due date therefor in lawful money of the United States of America in federal funds or other funds immediately available to Agent. Agent shall have the right to effectuate payment on any and all Obligations due and owing hereunder by charging Borrowers' Account or by making Advances as provided in Section 2.2 hereof.

                         (d)      Borrowers shall pay principal, interest, and
all other amounts payable hereunder, or under any related agreement, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

             2.7. Repayment of Excess Advances. The aggregate balance of Advances outstanding at any time in excess of the maximum amount of Advances permitted hereunder shall be immediately due and payable without the necessity of any demand, at the Payment Office, whether or not a Default or Event of Default has occurred.

             2.8. Statement of Account. Agent shall maintain, in accordance with its customary procedures, a loan account ("Borrowers' Account") in the name of Borrowers in which shall be recorded the date and amount of each Advance made by Lenders and the date and amount of each payment in respect thereof; provided, however, the failure by Agent to record the date and amount of any Advance shall not adversely affect Agent or any Lender. Each month, Agent shall send to Borrowing Agent a statement showing the accounting for the Advances made, payments made or credited in respect thereof, and other transactions between Lenders and Borrowers, during such month. The monthly statements shall be deemed correct and binding upon Borrowers in the absence of manifest error and shall constitute an account stated between Lenders and Borrowers unless Agent receives a written statement of Borrowers' specific exceptions thereto within thirty (30) days after such statement is received by Borrowing Agent. The records of Agent with respect to the loan account shall be conclusive evidence absent manifest error of the amounts of Advances and other charges thereto and of payments applicable thereto.

             2.9. Letters of Credit. Subject to the terms and conditions hereof, Agent shall issue or cause the issuance of documentary Letters of Credit ("Letters of Credit") on behalf of any Borrower; provided, however, that Agent will not be required to issue or cause to be issued any Letters of Credit to the extent that the face amount of such Letters of Credit would then cause the sum of (i) the outstanding Revolving Advances plus (ii) outstanding Letters of Credit (with the requested Letter of Credit being deemed to be outstanding for purposes of this calculation) to exceed the lesser of (x) the Maximum Revolving Advance Amount or (y) the Formula Amount which is calculated as if the requested Letter of Credit has been issued. The maximum amount of outstanding Letters of Credit shall not exceed $2,000,000 in the aggregate at any time. All disbursements or payments related to Letters of Credit shall be deemed to be Revolving Advances and shall bear interest at the Revolving Interest Rate; Letters of Credit that have not been drawn upon shall not bear interest. Letters of Credit shall be subject to the terms and conditions set forth in the Letter of Credit and Security Agreement attached hereto as
Exhibit 2.9.

             2.10.       Issuance of Letters of Credit.

                         (a)      Borrowing Agent on behalf of Borrowers may
request Agent to issue or cause the issuance of a Letter of Credit by delivering to Agent at the Payment Office, Agent's standard form of Letter of Credit and Security Agreement together with Agent's standard form of Letter of Credit Application (collectively, the "Letter of Credit Application") completed to the satisfaction of Agent; and, such other certificates, documents and other papers and information as Agent may reasonably request.

                         (b)      Each Letter of Credit shall, among other
things, (i) provide for the payment of sight drafts when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than six
(6) months after such Letter of Credit's date of issuance and in no event later than the last day of the Term. Each Letter of Credit Application and each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any amendments or revision thereof and, to the extent not inconsistent therewith, the laws of the State of New York.

             2.11.       Requirements For Issuance of Letters of Credit.

                         (a)      In connection with the issuance of any Letter
of Credit, Borrowers shall indemnify, save and hold Agent and each Lender harmless from any loss, cost, expense or liability, including, without limitation, payments made by Agent and any Lender, and expenses and reasonable attorneys' fees incurred by Agent or any Lender arising out of, or in connection with, any Letter of Credit to be issued or created for any Borrower. Borrowers shall be bound by Agent's or any issuing or accepting bank's regulations and good faith interpretations of any Letter of Credit issued or created for Borrowers' Account, although this interpretation may be different from its own; and, neither Agent nor any Lender, the bank which opened the Letter of Credit, nor any of its correspondents shall be liable for any error, negligence, or mistakes, whether of omission or commission, in following Borrowing Agent's or any Borrower's instructions or those contained in any Letter of Credit or of any modifications, amendments or supplements thereto or in issuing or paying any Letter of Credit, except for Agent's or any Lender's or such correspondents' willful misconduct.

                         (b)      Borrowing Agent shall authorize and direct
any bank which issues a Letter of Credit to name the applicable Borrower as the "Account Party" therein and to deliver to Agent all instruments, documents, and other writings and property received by the bank pursuant to the Letter of Credit and to accept and rely upon Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit, the application therefor or any acceptance therefor.

                         (c)      In connection with all Letters of Credit
issued or caused to be issued by Agent under this Agreement, each Borrower hereby appoints Agent, or its designee, as its attorney, with full power and authority (i) to sign and/or endorse such Borrower's name upon any warehouse or other receipts, letter of credit applications and acceptances; (ii) to sign such Borrower's name on bills of lading; (iii) to clear Inventory through the United States of America Customs Department ("Customs") in the name of such Borrower or Agent or Agent's designee, and to sign and deliver to Customs officials powers of attorney in the name of such Borrower for such purpose; and (iv) to complete in such Borrower's name or Agent's, or in the name of Agent's designee, any order, sale or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof. Neither Agent nor its attorneys will be liable for any acts or omissions nor for any error of judgment or mistakes of fact or law, except for Agent's or its attorney's willful misconduct. This power, being coupled with an interest, is irrevocable as long as any Letters of Credit remain outstanding.

                         (d)      Each Lender shall to the extent of the
percentage amount equal to the product of such Lender's Commitment Percentage times the aggregate amount of all unreimbursed reimbursement obligations arising from disbursements made or obligations incurred with respect to the Letters of Credit be deemed to have irrevocably purchased an undivided participation in each such unreimbursed reimbursement obligation. In the event that at the time a disbursement is made the unpaid balance of Revolving Advances exceeds or would exceed, with the making of such disbursement, the lesser of the Maximum Revolving Advance Amount or the Formula Amount, and such disbursement is not reimbursed by Borrowers within two (2) Business Days, Agent shall promptly notify each Lender and upon Agent's demand each Lender shall pay to Agent such Lender's proportionate share of such unreimbursed disbursement together with such Lender's proportionate share of Agent's unreimbursed costs and expenses relating to such unreimbursed disbursement. Upon receipt by Agent of a repayment from any Borrower of any amount disbursed by Agent for which Agent had already been reimbursed by Lenders, Agent shall deliver to each Lender that Lender's pro rata share of such repayment. Each Lender's participation commitment shall continue until the last to occur of any of the following events: (A) Agent ceases to be obligated to issue Letters of Credit hereunder; (B) no Letter of Credit issued hereunder remains outstanding and uncancelled or (C) all Persons (other than the applicable Borrower) have been fully reimbursed for all payments made under or relating to Letters of Credit.

             2.12. Additional Payments. Any sums expended by Agent or any Lender due to any Borrower's failure to perform or comply with its obligations under this Agreement or any Other Document including, without limitation, any Borrower's obligations under Sections 4.2, 4.4, 4.12, 4.13, 4.14 and 6.1 hereof, may be charged to Borrowers' Account as a Revolving Advance and added to the Obligations.

             2.13.       Manner of Borrowing and Payment.

                         (a)      Each borrowing of Revolving Advances shall be
advanced according to the applicable Commitment Percentages of Lenders. The Term Loan shall be advanced according to the Commitment Percentages of Lenders.

                         (b)      Each payment (including each prepayment) by
Borrowers on account of the principal of and interest on the Revolving Advances, shall be applied to the Revolving Advances pro rata according to the applicable Commitment Percentages of Lenders. Each payment (including each prepayment) by Borrowers on account of the principal of and interest on the Term Note, shall be made from or to, or applied to that portion of the Term Loan evidenced by the Term Note pro rata according to the Commitment Percentages of Lenders. Except as expressly provided herein, all payments (including prepayments) to be made by Borrower on account of principal, interest and fees shall be made without set off or counterclaim and shall be made to Agent on behalf of the Lenders to the Payment Office, in each case on or prior to 1:00 P.M., New York time, in Dollars and in immediately available funds.

                         (c)      (i)       Notwithstanding anything to the
contrary contained in Sections 2.12(a) and (b) hereof, commencing with the first Business Day following the Closing Date, each borrowing of Revolving Advances shall be advanced by Agent and each payment by any Borrower on account of Revolving Advances shall be applied first to those Revolving Advances made by Agent. On or before 1:00 P.M., New York time, on each Settlement Date commencing with the first Settlement Date following the Closing Date, Agent and Lenders shall make certain payments as follows: (I) if the aggregate amount of new Revolving Advances made by Agent during the preceding Week (if any) exceeds the aggregate amount of repayments applied to outstanding Revolving Advances during such preceding Week, then each Lender shall provide Agent with funds in an amount equal to its applicable Commitment Percentage of the difference between (w) such Revolving Advances and (x) such repayments and (II) if the aggregate amount of repayments applied to outstanding Revolving Advances during such Week exceeds the aggregate amount of new Revolving Advances made during such Week, then Agent shall provide each Lender with funds in an amount equal to its applicable Commitment Percentage of the difference between (y) such repayments and (z) such Revolving Advances.

                                  (ii)      Each Lender shall be entitled to
earn interest at the applicable Contract Rate on outstanding Advances which it has funded.

                                  (iii)     Promptly following each Settlement
Date, Agent shall submit to each Lender a certificate with respect to payments received and Advances made during the Week immediately preceding such Settlement Date. Such certificate of Agent shall be conclusive in the absence of manifest error.

                         (d)      If any Lender or Participant (a "benefitted
Lender") shall at any time receive any payment of all or part of its Advances, or interest thereon, or receive any Collateral in respect thereof (whether voluntarily or involuntarily or by set-off) in a greater proportion than any such payment to and Collateral received by any other Lender, if any, in respect of such other Lender's Advances, or interest thereon, and such greater proportionate payment or receipt of Collateral is not expressly permitted hereunder, such benefitted Lender shall purchase for cash from the other Lenders a participation in such portion of each such other Lender's Advances, or shall provide such other Lender with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such Collateral or proceeds ratably with each of Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each Lender so purchasing a portion of another Lender's Advances may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

                         (e)      Unless Agent shall have been notified by
telephone, confirmed in writing, by any Lender that such Lender will not make the amount which would constitute its applicable Commitment Percentage of the Advances available to Agent, Agent may (but shall not be obligated to) assume that such Lender shall make such amount available to Agent and, in reliance upon such assumption, make available to Borrowers a corresponding amount. Agent will promptly notify Borrowers of its receipt of any such notice from a Lender. If such amount is made available to Agent on a date after a Settlement Date, such Lender shall pay to Agent on demand an amount equal to the product of (i) the daily average Federal Funds Rate (computed on the basis of a year of 360 days) during such period as quoted by Agent, times (ii) such amount, times (iii) the number of days from and including such Settlement Date to the date on which such amount becomes immediately available to Agent. A certificate of Agent submitted to any Lender with respect to any amounts owing under this paragraph (e) shall be conclusive, in the absence of manifest error. If such amount is not in fact made available to Agent by such Lender within three (3) Business Days after such Settlement Date, Agent shall be entitled to recover such an amount, with interest thereon at the rate per annum then applicable to such Revolving Advances hereunder, on demand from Borrowers; provided, however, that Agent's right to such recovery shall not prejudice or otherwise adversely affect Borrowers' rights (if any) against such Lender.

             2.14.       Mandatory Prepayments.

                         (a)      When any Borrower sells or otherwise disposes
of any Collateral other than Inventory in the ordinary course of business, Borrowers shall repay the Advances in an amount equal to the net proceeds of such sale (i.e., gross proceeds less the reasonable costs of such sales or other dispositions), such repayments to be made promptly but in no event more than one (1) Business Day following receipt of such net proceeds, and until the date of payment, such proceeds shall be held in trust for Agent. The foregoing shall not be deemed to be implied consent to any such sale otherwise prohibited by the terms and conditions hereof. Such repayments shall be applied first, to the outstanding principal installments on the Term Loan in the inverse order of the maturities thereof and, second, to the remaining Advances in such order as Agent may determine, subject to Borrowers' ability to reborrow Revolving Advances in accordance with the terms hereof.

                         (b)      Borrowers shall prepay the outstanding amount
of the Advances in an amount equal to fifty (50%) of Net Cash Flow for each fiscal year commencing on or after January 1, 1997, payable upon delivery of the financial statements to Agent referred to in and required by Section 9.7 for such fiscal year but in any event not later than one hundred and twenty
(120) days after the end of each such fiscal year, which amount shall be applied first, to the outstanding principal installments in the inverse order of the maturities thereof and, second, to the remaining Advances in such order as Agent may determine subject to Borrowers' ability to reborrow Revolving Advances in accordance with the terms hereof. In the event that the financial statement is not so delivered, then a calculation based upon estimated amounts shall be made by Agent upon which calculation Borrowers shall make the prepayment required by this Section 2.14(b), subject to adjustment when the financial statement is delivered to Agent as required hereby. The calculation made by Agent shall not be deemed a waiver of any rights Agent or Lenders may have as a result of the failure by Borrowers to deliver such financial statement.

             2.15. Use of Proceeds. Borrowers shall apply the proceeds of Advances to (i) enable BATS to acquire the stock of BN and WSBS, (ii) enable BAC to acquire the assets of WSJ Enterprises, Inc., (iii) repay existing indebtedness of AFA owed to Fleet Bank, (iv) pay fees and expenses relating to the transactions, and (v) to provide for their working capital needs.

             2.16. Defaulting Lender.

                         (a)      Notwithstanding anything to the contrary
contained herein, in the event any Lender (x) has refused (which refusal constitutes a breach by such Lender of its obligations under this Agreement) to make available its portion of any Advance or (y) notifies either Agent or Borrowing Agent that it does not intend to make available its portion of any Advance (if the actual refusal would constitute a breach by such Lender of its obligations under this Agreement) (each, a "Lender Default"), all rights and obligations hereunder of such Lender (a "Defaulting Lender") as to which a Lender Default is in effect and of the other parties hereto shall be modified to the extent of the express provisions of this Section 2.16 while such Lender Default remains in effect.



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



                         (b)      Advances shall be incurred pro rata from
Lenders (the "Non-Defaulting Lenders") which are not Defaulting Lenders based on their respective Commitment Percentages, and no Commitment Percentage of any Lender or any pro rata share of any Advances required to be advanced by any Lender shall be increased as a result of such Lender Default. Amounts received in respect of principal of any type of Advances shall be applied to reduce the applicable Advances of each Lender pro rata based on the aggregate of the outstanding Advances of that type of all Lenders at the time of such application; provided, that, such amount shall not be applied to any Advances of a Defaulting Lender at any time when, and to the extent that, the aggregate amount of Advances of any Non-Defaulting Lender exceeds such Non-Defaulting Lender's Commitment Percentage of all Advances then outstanding.

                         (c)      A Defaulting Lender shall not be entitled to
give instructions to Agent or to approve, disapprove, consent to or vote on any matters relating to this Agreement and the Other Documents. All amendments, waivers and other modifications of this Agreement and the Other Documents may be made without regard to a Defaulting Lender and, for purposes of the definition of "Required Lenders", a Defaulting Lender shall be deemed not to be a Lender and not to have Advances outstanding.

                         (d)      Other than as expressly set forth in this
Section 2.16, the rights and obligations of a Defaulting Lender (including the obligation to indemnify Agent) and the other parties hereto shall remain unchanged. Nothing in this Section 2.16 shall be deemed to release any Defaulting Lender from its obligations under this Agreement and the Other Documents, shall alter such obligations, shall operate as a waiver of any default by such Defaulting Lender hereunder, or shall prejudice any rights which any Borrower, Agent or any Lender may have against any Defaulting Lender as a result of any default by such Defaulting Lender hereunder.

                         (e)      In the event a Defaulting Lender
retroactively cures to the satisfaction of Agent the breach which caused a Lender to become a Defaulting Lender, such Defaulting Lender shall no longer be a Defaulting Lender and shall be treated as a Lender under this Agreement.


III.         INTEREST AND FEES.

             3.1. Interest. Interest on Advances shall be payable in arrears on the first day of each month with respect to the preceding month with respect to Domestic Rate Loans and, with respect to Eurodollar Rate Loans at the end of each Interest Period. Interest charges shall be computed on the actual principal amount of Advances outstanding during the month (the "Monthly Advances") at a rate per annum equal to (i) with respect to Revolving Advances, the applicable Revolving Interest Rate and (ii) with respect to the applicable Term Loan, the Term Loan Rate. Whenever, subsequent to the date of this Agreement, the Alternate

Base Rate is increased or decreased, the applicable Contract Rate shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Alternate Base Rate during the time such change or changes remain in effect. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the Obligations shall bear interest at the applicable Contract Rate plus two percent (2%) per annum (the "Default Rate").

             3.2.        Letter of Credit Fees.

                         Borrowers shall pay Agent (i) for the ratable benefit
of Lenders for issuing or causing the issuance of a Letter of Credit, a fee equal to 1% of the original and each increase in the face amount thereof for each 120 days or part thereof of its term (the "Letter of Credit Fees"), and
(ii) the issuing bank's other customary charges payable in connection with Letters of Credit as in effect from time to time. A current schedule of such charges is attached hereto as Exhibit 3.2. Such fees and charges shall be payable (i) on the opening of such Letter of Credit and (ii) at the time of each increase in face amount thereof. Any such charge in effect at the time of a particular transaction shall be the charge for that transaction, notwithstanding any subsequent change in the issuing bank's prevailing charges for that type of transaction. All Letter of Credit Fees payable hereunder shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

                         Upon occurrence of an Event of Default and during the
continuation thereof upon the request of Agent, and upon termination of this Agreement Borrowers will cause cash to be deposited and maintained in an account with Agent, as cash collateral, in an amount equal to one hundred and five percent (105%) of the outstanding Letters of Credit, and each Borrower hereby irrevocably authorizes Agent, in its discretion, on such Borrower's behalf and in such Borrower's name, to open such an account and to make and maintain deposits therein, or in an account opened by such Borrower, in the amounts required to be made by such Borrower, out of the proceeds of Receivables or other Collateral or out of any other funds of such Borrower coming into any Lender's possession at any time. Agent will invest such cash collateral (less applicable reserves) in such short-term money-market items as to which Agent and such Borrower mutually agree and the net return on such investments shall be credited to such account and constitute additional cash collateral. No Borrower may withdraw amounts credited to any such account except upon payment and performance in full of all Obligations and termination of this Agreement.

             3.3.        (a)      Closing Fee.  Upon the execution of this
Agreement, Borrowers shall pay to Agent for the ratable benefit of Lenders a closing fee of $50,000 less that portion of the commitment fee of $25,000 heretofore paid by Borrowers to Agent.



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



                  (b) Facility Fee. If, for any month during the Term, the average daily unpaid balance of the Revolving Advances for each day of such month does not equal the Maximum Revolving Advance Amount, then Borrowers shall pay to Agent for the ratable benefit of Lenders a fee at a rate equal to three eights of one percent (3/8 of 1%) per annum on the amount by which the Maximum Revolving Advance Amount exceeds such average daily unpaid balance. Such fee shall be payable to Agent in arrears on the first day of each month with respect to the preceding month.

             3.4. (a) Collateral Evaluation Fee. Borrowers shall pay Agent a collateral evaluation fee equal to $1,500 per month commencing on the first day of the month following the Closing Date and on the first day of each month thereafter during the Term. The collateral evaluation fee shall be deemed earned in full on the date when same is due and payable hereunder and shall not be subject to rebate or proration upon termination of this Agreement for any reason.

                  (b) Collateral Monitoring Fee. Borrowers shall pay to Agent on the first day of each month following any month in which Agent performs any collateral monitoring - namely any field examination, collateral analysis or other business analysis, the need for which is to be determined by Agent and which monitoring is undertaken by Agent or for Agent's benefit - a collateral monitoring fee in an amount equal to $600 per day for each person employed to perform such monitoring, plus all costs and disbursements incurred by Agent in the performance of such examination or analysis.

             3.5. Computation of Interest and Fees. Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Contract Rate during such extension.

             3.6. Maximum Charges. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under law. In the event interest and other charges as computed hereunder would otherwise exceed the highest rate permitted under law, such excess amount shall be first applied to any unpaid principal balance owed by Borrowers, and if the then remaining excess amount is greater than the previously unpaid principal balance, Lenders shall promptly refund such excess amount to Borrowers and the provisions hereof shall be deemed amended to provide for such permissible rate.

             3.7. Increased Costs. In the event that any applicable law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof, or compliance by any Lender (for purposes of this Section 3.7, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) and the office or branch where Agent or any

Lender (as so defined) makes or maintains any Eurodollar Rate Loans with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

                         (a)      subject Agent or any Lender to any tax of any
kind whatsoever with respect to this Agreement or change the basis of taxation of payments to Agent or any Lender of principal, fees, interest or any other amount payable hereunder or under any Other Documents (except for changes in the rate of tax on the overall net income of Agent or any Lender by the jurisdiction in which it maintains its principal office);

                         (b)      impose, modify or hold applicable any reserve,
special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Agent or any Lender, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

                         (c)      impose on Agent or any Lender or the London
interbank Eurodollar market any other condition with respect to this Agreement or any Other Documents;

and the result of any of the foregoing is to increase the cost to Agent or any Lender of making, renewing or maintaining its Advances hereunder by an amount that Agent or such Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Advances by an amount that Agent or such Lender reasonably deems to be material, then, in any case Borrowers shall promptly pay Agent or such Lender, upon its demand, such additional amount as will compensate Agent or such Lender for such additional cost or such reduction, as the case may be. Agent or such Lender shall certify the amount of such additional cost or reduced amount to Borrowers, and such certification shall be conclusive absent manifest error.

             3.8. Basis For Determining Interest Rate Inadequate or Unfair. In the event that Agent or any Lender shall have determined that:

                         (a)      reasonable means do not exist for ascertaining
the Eurodollar Rate applicable pursuant to Section 2.2 hereof for any Interest Period; or

                         (b)      Dollar deposits in the relevant amount and for
the relevant maturity are not available in the London interbank Eurodollar market, with respect to an outstanding Eurodollar Rate Loan, a proposed Eurodollar Rate Loan, or a proposed conversion of a Domestic Rate Loan into a Eurodollar Rate Loan, then Agent shall give Borrowing Agent prompt written, telephonic or telegraphic notice of such determination. If such notice is given, (i) any such requested Eurodollar Rate Loan shall be made as a Domestic Rate Loan, unless Borrowing Agent shall notify Agent no later than 10:00 a.m. (New York City time) two (2) Business Days prior to the date of such proposed borrowing, that its request for such borrowing shall be cancelled or made as an unaffected type of Eurodollar Rate Loan, (ii) any Domestic Rate Loan or Eurodollar Rate Loan which was to have been converted to an affected type of Eurodollar Rate Loan shall be continued as or converted into a Domestic Rate Loan, or, if Borrowing Agent shall notify Agent, no later than 10:00 a.m. (New York City time) two (2) Business Days prior to the proposed conversion, shall be maintained as an unaffected type of Eurodollar Rate Loan, and (iii) any outstanding affected Eurodollar Rate Loans shall be converted into a Domestic Rate Loan, or, if Borrowing Agent shall notify
Agent, no later than 10:00 a.m. (New York City time) two (2) Business Days prior to the last Business Day of the then current Interest Period applicable to such affected Eurodollar Rate Loan, shall be converted into an unaffected type of Eurodollar Rate Loan, on the last Business Day of the then current Interest Period for such affected Eurodollar Rate Loans. Until such notice has been withdrawn, Lenders shall have no obligation to make an affected type of Eurodollar Rate Loan or maintain outstanding affected Eurodollar Rate Loans and no Borrower shall have the right to convert a Domestic Rate Loan or an unaffected type of Eurodollar Rate Loan into an affected type of Eurodollar
Rate Loan.

             3.9.        Capital Adequacy.

                         (a)      In the event that Agent or any Lender shall
have determined that any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Agent or any Lender (for purposes of this Section 3.9, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) and the office or branch where Agent or any Lender (as so defined) makes or maintains any Eurodollar Rate Loans with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Agent or any Lender's capital as a consequence of its obligations hereunder to a level below that which Agent or such Lender could have achieved but for such adoption, change or compliance (taking into consideration Agent's and each Lender's policies with respect to capital adequacy) by an amount deemed by Agent or any Lender to be material, then, from time to time, Borrowers shall pay upon demand to Agent or such Lender such additional amount or amounts as will compensate Agent or such Lender for such reduction. In determining such amount or amounts, Agent or such Lender may use any reasonable averaging or attribution methods. The protection of this Section
3.9 shall be available to Agent and each Lender regardless of any possible contention of invalidity or inapplicability with respect to the applicable law, regulation or condition.

                         (b)      A certificate of Agent or such Lender setting
forth such amount or amounts as shall be necessary to compensate


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



Agent or such Lender with respect to Section 3.9(a) hereof when delivered to Borrowers shall be conclusive absent manifest error.


IV.          COLLATERAL:  GENERAL TERMS

             4.1. Security Interest in the Collateral. To secure the prompt payment and performance to Agent and each Lender of the Obligations, each Borrower hereby assigns, pledges and grants to Agent for the ratable benefit of each Lender a continuing security interest in and to all of its Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. Each Borrower shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect Agent's security interest and shall cause its financial statements to reflect such security interest.

             4.2. Perfection of Security Interest. Each Borrower shall take all action that may be necessary or desirable, or that Agent may request, so as at all times to maintain the validity, perfection, enforceability and priority of Agent's security interest in the Collateral or to enable Agent to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to, (i) immediately discharging all Liens other than Permitted Encumbrances, (ii) obtaining landlords' or mortgagees' lien waivers, (iii) delivering to Agent, endorsed or accompanied by such instruments of assignment as Agent may specify, and stamping or marking, in such manner as Agent may specify, any and all chattel paper, instruments, letters of credits and advices thereof and documents evidencing or forming a part of the Collateral, (iv) entering into warehousing, lockbox and other custodial arrangements satisfactory to Agent, and (v) executing and delivering financing statements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance satisfactory to Agent, relating to the creation, validity, perfection, maintenance or continuation of Agent's security interest under the Uniform Commercial Code or other applicable law. Agent is hereby authorized to file financing statements signed by Agent instead of Borrower in accordance with Section 9-402(2) of Uniform Commercial Code as adopted in the State of New York. All charges, expenses and fees Agent may incur in doing any of the foregoing, and any local taxes relating thereto, shall be charged to Borrowers' Account as a Revolving Advance and added to the Obligations, or, at Agent's option, shall be paid to Agent for the ratable benefit of Lenders immediately upon demand.

             4.3. Disposition of Collateral. Each Borrower will safeguard and protect all Collateral for Agent's general account and make no disposition thereof whether by sale, lease or otherwise except (a) the sale of Inventory in the ordinary course of business and (b) the disposition or transfer of obsolete and worn-out Equipment in the ordinary course of business during any fiscal year having an aggregate fair market value of not more than $250,000 and only to the extent that (i) the proceeds of any such disposition are used to acquire replacement Equipment which is subject to


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



Agent's first priority security interest or (ii) the proceeds of which are remitted to Agent as a prepayment on the Term Loan to be applied in the manner set forth in Section 2.14(a).

             4.4. Preservation of Collateral. Following the occurrence of a Default or Event of Default in addition to the rights and remedies set forth in Section 11.1 hereof, Agent: (a) may at any time take such steps as Agent deems necessary to protect Agent's interest in and to preserve the Collateral, including the hiring of such security guards or the placing of other security protection measures as Agent may deem appropriate; (b) may employ and maintain at any of Borrower's premises a custodian who shall have full authority to do all acts necessary to protect Agent's interests in the Collateral; (c) may lease warehouse facilities to which Agent may move all or part of the Collateral; (d) may use any Borrower's owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and
(e) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of Borrower's owned or leased property. Each Borrower shall cooperate fully with all of Agent's efforts to preserve the Collateral and will take such actions to preserve the Collateral as Agent may direct. All of Agent's expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be charged to Borrowers' Account as a Revolving Advance and added to the Obligations.

             4.5. Ownership of Collateral. With respect to the Collateral, at the time the Collateral becomes subject to Agent's security interest: (a) each Borrower shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first priority security interest in each and every item of the its respective Collateral to Agent; and, except for Permitted Encumbrances the Collateral shall be free and clear of all Liens and encumbrances whatsoever; (b) each document and agreement executed by each Borrower or delivered to Agent or any Lender in connection with this Agreement shall be true and correct in all respects; (c) all signatures and endorsements of each Borrower that appear on such documents and agreements shall be genuine and each Borrower shall have full capacity to execute same; (d) each Borrower's Equipment and Inventory shall be located as set forth on Schedule
4.5 and shall not be removed from such location(s) without the prior written consent of Agent except with respect to the sale of Inventory in the ordinary course of business and Equipment to the extent permitted in Section 4.3 hereof; and (f) Borrowers shall not consign Inventory to or keep Inventory having an aggregate fair market value in excess of $85,000 at Control Products, Inc., Automotive Technologies and Magnacharge.

             4.6. Defense of Agent's and Lenders' Interests. Until (a) payment and performance in full of all of the Obligations and (b) termination of this Agreement, Agent's interests in the Collateral shall continue in full force and effect. During such period no Borrower shall, without Agent's prior written consent, pledge, sell (except Inventory in the ordinary course of business and Equipment


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



to the extent permitted in Section 4.3 hereof), assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way except for Permitted Encumbrances, any part of the Collateral. Each Borrower shall defend Agent's interests in the Collateral against any and all Persons whatsoever. At any time following demand by Agent for payment of all Obligations, Agent shall have the right to take possession of the indicia of the Collateral and the Collateral in whatever physical form contained, including without limitation: labels, stationery, documents, instruments and advertising materials. If Agent exercises this right to take possession of the Collateral, Borrowers shall, upon demand, assemble it in the best manner possible and make it available to Agent at a place reasonably convenient to Agent. In addition, with respect to all Collateral, Agent and Lenders shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other applicable law. Each Borrower shall, and Agent may, at its option, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which Agent holds a security interest to deliver same to Agent and/or subject to Agent's order and if they shall come into any Borrower's possession, they, and each of them, shall be held by such Borrower in trust as Agent's trustee, and such Borrower will immediately deliver them to Agent in their original form together with any necessary endorsement.

             4.7. Books and Records. Each Borrower shall (a) keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs;
(b) set up on its books accruals with respect to all taxes, assessments, charges, levies and claims; and (c) on a reasonably current basis set up on its books, from its earnings, allowances against doubtful Receivables, advances and investments and all other proper accruals (including without limitation by reason of enumeration, accruals for premiums, if any, due on required payments and accruals for depreciation, obsolescence, or amortization of properties), which should be set aside from such earnings in connection with its business. All determinations pursuant to this subsection shall be made in accordance with, or as required by, GAAP consistently applied in the opinion of such independent public accountant as shall then be regularly engaged by Borrowers.

             4.8. Financial Disclosure. Each Borrower hereby irrevocably authorizes and directs all accountants and auditors employed by such Borrower at any time during the Term to exhibit and deliver to Agent and each Lender copies of any of the Borrower's financial statements, trial balances or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to Agent and each Lender any information such accountants may have concerning such Borrower's financial status and business operations. Each Borrower hereby authorizes all federal, state and municipal authorities to furnish to Agent and each Lender copies of reports or examinations relating to such

Borrower, whether made by such Borrower or otherwise; however, Agent and each Lender will attempt to obtain such information or materials directly from such Borrower prior to obtaining such information or materials from such accountants or such authorities.

             4.9. Compliance with Laws. Each Borrower shall comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to its respective Collateral or any part thereof or to the operation of such Borrower's business the non-compliance with which could reasonably be expected to have a Material Adverse Effect on Borrowers taken as a whole. The Collateral at all times shall be maintained in accordance with the requirements of all insurance carriers which provide insurance with respect to the Collateral so that such insurance shall remain in full force and effect.

             4.10. Inspection of Premises. At all reasonable times Agent and each Lender shall have full access to and the right to audit, check, inspect and make abstracts and copies from each Borrower's books, records, audits, correspondence and all other papers relating to the Collateral and the operation of each Borrower's business. Agent, any Lender and their agents may enter upon any of Borrower's premises at any time during business hours and at any other reasonable time, and from time to time, for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of such Borrower's business.

             4.11. Insurance. Each Borrower shall bear the full risk of any loss of any nature whatsoever with respect to the Collateral. At each Borrower's own cost and expense in amounts and with carriers acceptable to Agent, each Borrower shall (a) keep all its insurable properties and properties in which each Borrower has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to such Borrower's including, without limitation, business interruption insurance;, (b) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to such Borrower insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of such Borrower either directly or through authority to draw upon such funds or to direct generally the disposition of such assets; (c) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (d) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which Borrower is engaged in business; (e) furnish Agent with (i) copies of all policies and evidence of the maintenance of such policies by the renewal thereof at least thirty (30) days before any expiration date, and (ii) appropriate loss payable endorsements in form and substance satisfactory to Agent, naming Agent as a co-insured and loss payee as its interests may appear with respect to all insurance coverage referred to in clauses (a) and c) above, and providing (A) that all proceeds thereunder shall be payable to Agent, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days' prior written notice is given to Agent. In the event of any loss thereunder, the carriers named therein hereby are directed by Agent and the applicable Borrower to make payment for such loss to Agent and not to such Borrower and Agent jointly. If any insurance losses are paid by check, draft or other instrument payable to any Borrower and Agent jointly, Agent may endorse such Borrower's name thereon and do such other things as Agent may deem advisable to reduce the same to cash. Agent is hereby authorized to adjust and compromise claims under insurance coverage referred to in clauses
(a) and (c) above. All loss recoveries received by Agent upon any such insurance may be applied to the Obligations, in such order as Agent in its sole discretion shall determine. Any surplus shall be paid by Agent to Borrowers or applied as may be otherwise required by law. Any deficiency thereon shall be paid by Borrowers to Agent, on demand.

             4.12. Failure to Pay Insurance. If any Borrower fails to obtain insurance as hereinabove provided, or to keep the same in force, Agent, if Agent so elects, may obtain such insurance and pay the premium therefor for Borrowers' Account, and charge Borrowers' Account therefor and such expenses so paid shall be part of the Obligations.

             4.13. Payment of Taxes. Each Borrower will pay, when due, all taxes, assessments and other Charges lawfully levied or assessed upon such Borrower or any of the Collateral including, without limitation, real and personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes. If any tax by any governmental authority is or may be imposed on or as a result of any transaction between any Borrower and Agent or any Lender which Agent or any Lender may be required to withhold or pay or if any taxes, assessments, or other Charges remain unpaid after the date fixed for their payment, or if any claim shall be made which, in Agent's or any Lender's opinion, may possibly create a valid Lien on the Collateral, Agent may without notice to Borrowers pay the taxes, assessments or other Charges and each Borrower hereby indemnifies and holds Agent and each Lender harmless in respect thereof. Agent will not pay any taxes, assessments or Charges to the extent that any Borrower has contested or disputed those taxes, assessments or Charges in good faith, by expeditious protest, administrative or judicial appeal or similar proceeding provided that any related tax lien is stayed and sufficient reserves are established to the reasonable satisfaction of Agent to protect Agent's security interest in or Lien on the Collateral. The amount of any payment by Agent under this Section 4.13 shall be charged to Borrowers' Account as a Revolving Advance and added to the Obligations and, until Borrowers shall furnish Agent with an indemnity therefor (or supply Agent with evidence satisfactory to Agent that due provision for the payment thereof has been made),

Agent may hold without interest any balance standing to Borrowers' credit and Agent shall retain its security interest in any and all Collateral held by Agent.

             4.14. Payment of Leasehold Obligations. Each Borrower shall at all times pay, when and as due, its rental obligations under all leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect and, at Agent's request will provide evidence of having done so.

             4.15. Receivables.

                         (a)      Nature of Receivables.  Each of the
Receivables shall be a bona fide and valid account representing a bona fide indebtedness incurred by the Customer therein named, for a fixed sum as set forth in the invoice relating thereto (provided immaterial or unintentional invoice errors shall not be deemed to be a breach hereof) with respect to an absolute sale or lease and delivery of goods upon stated terms of a Borrower, or work, labor or services theretofore rendered by a Borrower as of the date each Receivable is created. Same shall be due and owing in accordance with the applicable Borrower's standard terms of sale without dispute, setoff or counterclaim except as may be stated on the accounts receivable schedules delivered by Borrowers to Agent.

                         (b)      Solvency of Customers.  Each Customer, to the
best of each Borrower's knowledge, as of the date each Receivable is created, is and will be solvent and able to pay all Receivables on which the Customer is obligated in full when due or with respect to such Customers of any Borrower who are not solvent such Borrower has set up on its books and in its financial records bad debt reserves adequate to cover such Receivables.

                         (c)      Locations of Borrower.  Each Borrower's chief
executive office is located at the addresses set forth on Schedule 4.15(c) hereto. Until written notice is given to Agent by Borrowing Agent of any other office at which any Borrower keeps its records pertaining to Receivables, all such records shall be kept at such executive office.

                         (d)      Collection of Receivables.  Until any
Borrower's authority to do so is terminated by Agent (which notice Agent may give at any time following the occurrence of an Event of Default or a Default or when Agent in its reasonable discretion deems it to be in Lenders' best interest to do so), each Borrower will, at such Borrower's sole cost and expense, but on Agent's behalf and for Agent's account, collect as Agent's property and in trust for Agent all amounts received on Receivables, and shall not commingle such collections with any Borrower's funds or use the same except to pay Obligations. Each Borrower shall, upon request, deliver to Agent, or deposit in the Blocked Account, in original form and on the date of receipt thereof, all checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness.

                         (e)      Notification of Assignment of Receivables.
At any time following the occurrence of an Event of Default or a Default, Agent shall have the right to send notice of the assignment of, and Agent's security interest in, the Receivables to any and all Customers or any third party holding or otherwise concerned with any of the Collateral. Thereafter, Agent shall have the sole right to collect the Receivables, take possession of the Collateral, or both. Agent's actual collection expenses, including, but not limited to, stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any collection personnel used for collection, may be charged to Borrowers' Account and added to the Obligations.

                         (f)      Power of Agent to Act on Borrowers' Behalf.
Agent shall have the right to receive, endorse, assign and/or deliver in the name of Agent or any Borrower any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and each Borrower hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. Each Borrower hereby constitutes Agent or Agent's designee as such Borrower's attorney with power (i) to endorse such Borrower's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral; (ii) to sign such Borrower's name on any invoice or bill of lading relating to any of the Receivables, drafts against Customers, assignments and verifications of Receivables; (iii) to send verifications of Receivables to any Customer; (iv) to sign such Borrower's name on all financing statements or any other documents or instruments deemed necessary or appropriate by Agent to preserve, protect, or perfect Agent's interest in the Collateral and to file same; (v) to demand payment of the Receivables; (vi) to enforce payment of the Receivables by legal proceedings or otherwise; (vii) to exercise all of Borrowers' rights and remedies with respect to the collection of the Receivables and any other Collateral; (viii) to settle, adjust, compromise, extend or renew the Receivables; (ix) to settle, adjust or compromise any legal proceedings brought to collect Receivables; (x) to prepare, file and sign such Borrower's name on a proof of claim in bankruptcy or similar document against any Customer; (xi) to prepare, file and sign such Borrower's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables; and (xii) to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross (not mere) negligence; this power being coupled with an interest is irrevocable while any of the Obligations remain unpaid. Agent shall have the right at any time following the occurrence of an Event of Default or Default, to change the address for delivery of mail addressed to any Borrower to such address as Agent may designate and to receive, open and dispose of all mail addressed to any Borrower.

                         (g)      No Liability.  Neither Agent nor any Lender
shall, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof, or for any damage resulting therefrom, except for Agent's or such Lender's gross (not mere) negligence or willful misconduct. Following the occurrence of an Event of Default or Default, Agent may, without notice or consent from any Borrower, sue upon or otherwise collect, extend the time of payment of, compromise or settle for cash, credit or upon any terms any of the Receivables or any other securities, instruments or insurance applicable thereto and/or release any obligor thereof. Agent is authorized and empowered to accept, following the occurrence of an Event of Default or Default, the return of the goods represented by any of the Receivables, without notice to or consent by any Borrower, all without discharging or in any way affecting any Borrower's liability hereunder.

                         (h)      Establishment of a Lockbox Account, Dominion
Account. All proceeds of Collateral shall, at the direction of Agent, be deposited by Borrowers into a lockbox account, dominion account or such other "blocked account" ("Blocked Accounts") as Agent may require pursuant to an arrangement with such bank as may be selected by Borrowers and be acceptable to Agent. Borrowers shall issue to any such bank, an irrevocable letter of instruction directing said bank to transfer such funds so deposited to Agent, either to any account maintained by Agent at said bank or by wire transfer to appropriate account(s) of Agent. All funds deposited in the Blocked Account shall immediately become the property of Agent and Borrower shall obtain the agreement by such bank to waive any offset rights against the funds so deposited. Neither Agent nor any Lender assumes any responsibility for any Blocked Account arrangement, including without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder. Alternatively, Agent may establish depository accounts ("Depository Accounts") in the name of Agent at a bank or banks for the deposit of such funds and Borrowers shall deposit all proceeds of Collateral or cause same to be deposited, in kind, in such Depository Accounts of Agent in lieu of depositing same to the Blocked Accounts.

                         (i)      Adjustments.  No Borrower will, without
Agent's consent, compromise or adjust any Receivables (or extend the time for payment thereof) or accept any returns of merchandise or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, returns, discounts, credits and allowances as have been heretofore customary in the business of such Borrower.

             4.16. Inventory. To the extent Inventory held for sale or lease has been produced by any Borrower, it has been and will be produced by such Borrower in accordance with the Federal Fair Labor
Standards Act of 1938, as amended, and all rules, regulations and orders thereunder.

             4.17. Maintenance of Equipment. The Equipment shall be maintained in good operating condition and repair (reasonable wear and tear excepted) and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved. No Borrower shall use or operate the Equipment in violation of any law, statute, ordinance, code, rule or regulation. Each Borrower shall have the right to sell Equipment to the extent set forth in Section 4.3 hereof.

             4.18. Exculpation of Liability. Nothing herein contained shall be construed to constitute Agent or any Lender as any Borrower's agent for any purpose whatsoever, nor shall Agent or any Lender be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. Neither Agent nor any Lender, whether by anything herein or in any assignment or otherwise, assume any of Borrower's obligations under any contract or agreement assigned to Agent or such Lender, and neither Agent nor any Lender shall be responsible in any way for the performance by Borrower of any of the terms and conditions thereof.

             4.19. Environmental Matters.     (a)  Borrowers shall ensure
that the Real Property remains in compliance with all Environmental
Laws and they shall not place or permit to be placed any Hazardous
Substances on any Real Property except as not prohibited by applicable law or appropriate governmental authorities.

                         (b)      Borrowers shall establish and maintain a
system to assure and monitor continued compliance with all applicable Environmental Laws which system shall include periodic reviews of such compliance.

                         (c)      Borrowers shall (i) employ in connection with
the use of the Real Property appropriate technology necessary to maintain compliance with any applicable Environmental Laws and (ii) dispose of any and all Hazardous Waste generated at the Real Property only at facilities and with carriers that maintain valid permits under RCRA and any other applicable Environmental Laws. Borrowers shall use their best efforts to obtain certificates of disposal, such as hazardous waste manifest receipts, from all treatment, transport, storage or disposal facilities or operators employed by Borrowers in connection with the transport or disposal of any Hazardous Waste generated at the Real Property.

                         (d)      In the event any Borrower obtains, gives or
receives notice of any Release or threat of Release of a reportable quantity of any Hazardous Substances at the Real Property (any such event being hereinafter referred to as a "Hazardous Discharge") or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at the Real Property, demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge or violation of Environmental

Laws affecting the Real Property or any Borrower's interest therein (any of the foregoing is referred to herein as an "Environmental Complaint") from any Person, including any state agency responsible in whole or in part for environmental matters in the state in which the Real Property is located or the United States Environmental Protection Agency (any such person or entity hereinafter the "Authority"), then Borrowing Agent shall, within five (5) Business Days, give written notice of same to Agent detailing facts and circumstances of which any Borrower is aware giving rise to the Hazardous Discharge or Environmental Complaint. Such information is to be provided to allow Agent to protect its security interest in the Real Property and is not intended to create nor shall it create any obligation upon Agent or any Lender with respect thereto.

                         (e)      Borrowers shall promptly forward to Agent
copies of any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or cleanup of Hazardous Substances at any other site owned, operated or used by any Borrower to dispose of Hazardous Substances and shall continue to forward copies of correspondence between any Borrower and the Authority regarding such claims to Agent until the claim is settled. Borrowers shall promptly forward to Agent copies of all documents and reports concerning a Hazardous Discharge at the Real Property that any Borrower is required to file under any Environmental Laws. Such information is to be provided solely to allow Agent to protect Agent's security interest in the Real Property and the Collateral.

                         (f)      Borrowers shall respond promptly to any
Hazardous Discharge or Environmental Complaint and take all necessary action in order to safeguard the health of any Person and to avoid subjecting the Collateral or Real Property to any Lien. If any Borrower shall fail to respond promptly to any Hazardous Discharge or Environmental Complaint or any Borrower shall fail to comply with any of the requirements of any Environmental Laws, Agent on behalf of Lenders may, but without the obligation to do so, for the sole purpose of protecting Agent's interest in Collateral: (A) give such notices or (B) enter onto the Real Property (or authorize third parties to enter onto the Real Property) and take such actions as Agent (or such third parties as directed by Agent) deem reasonably necessary or advisable, to clean up, remove, mitigate or otherwise deal with any such Hazardous Discharge or Environmental Complaint. All reasonable costs and expenses incurred by Agent and Lenders (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties, together with interest thereon from the date expended at the Default Rate for Domestic Rate Loans constituting Revolving Advances shall be paid upon demand by Borrowers, and until paid shall be added to and become a part of the Obligations secured by the Liens created by the terms of this Agreement or any other agreement between Agent, any Lender and any Borrower.

                         (g)      Promptly upon the written request of Agent
from time to time, Borrowers shall provide Agent, at Borrowers' expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable in the reasonable opinion of Agent, to assess with a reasonable degree of certainty the existence of a Hazardous Discharge and the potential costs in connection with abatement, cleanup and removal of any Hazardous Substances found on, under, at or within the Real Property. Any report or investigation of such Hazardous Discharge proposed and acceptable to an appropriate Authority that is charged to oversee the clean-up of such Hazardous Discharge shall be acceptable to Agent. If such estimates, individually or in the aggregate, exceed $100,000, Agent shall have the right to require Borrowers to post a bond, letter of credit or other security reasonably satisfactory to Agent to secure payment of these costs and expenses.

                         (h)      Borrowers shall defend and indemnify Agent
and Lenders and hold Agent, Lenders and their respective employees, agents, directors and officers harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including attorney's fees, suffered or incurred by Agent or Lenders under or on account of any Environmental Laws, including, without limitation, the assertion of any Lien thereunder, with respect to any Hazardous Discharge, the presence of any Hazardous Substances affecting the Real Property, whether or not the same originates or emerges from the Real Property or any contiguous real estate, including any loss of value of the Real Property as a result of the foregoing except to the extent such loss, liability, damage and expense is attributable to any Hazardous Discharge resulting from actions on the part of Agent or any Lender. Borrowers' obligations under this Section 4.19 shall arise upon the discovery of the presence of any Hazardous Substances at the Real Property, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substances. Borrowers' obligation and the indemnifications hereunder shall survive the termination of this Agreement.

             4.20. Financing Statements. Except as respects the financing statements filed by Agent and the financing statements described on
Schedule 1.2, no financing statement covering any of the Collateral or any proceeds thereof is on file in any public office.


V.           REPRESENTATIONS AND WARRANTIES.

             Each Borrower represents and warrants as follows:

             5.1. Authority. Such Borrower has full power, authority and legal right to enter into this Agreement and the Other Documents and to perform all its respective Obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and of the Other Documents (a) are within such Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of such Borrower's by-laws, certificate of incorporation or other applicable documents relating to such Borrower's formation or to the conduct of such Borrower's business or of any material agreement or undertaking to which such Borrower is a party or by which such Borrower is bound, and (b) will not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Borrower under the provisions of any agreement, charter document, instrument, by-law, or other instrument to which such Borrower or its property is a party or by which it may be bound.

             5.2. Formation and Qualification. (a) Such Borrower is duly incorporated and in good standing under the laws of the state listed on
Schedule 5.2(a) and is qualified to do business and is in good standing in the states listed on Schedule 5.2(a) which constitute all states in which qualification and good standing are necessary for such Borrower to conduct its business and own its property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect on such Borrower. Each Borrower has delivered to Agent true and complete copies of its certificate of incorporation and by-laws and will promptly notify Agent of any amendment or changes thereto.

                         (b)      The only Subsidiaries of each Borrower are
listed on Schedule 5.2(b).

             5.3. Survival of Representations and Warranties. All representations and warranties of such Borrower contained in this Agreement and the Other Documents shall be true at the time of such Borrower's execution of this Agreement and the Other Documents, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

             5.4. Tax Returns. Such Borrower's federal tax identification number is set forth on Schedule 5.4. Each Borrower has filed all federal, state and local tax returns and other reports each is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable. The provision for taxes on the books of each Borrower are adequate for all years not closed by applicable statutes, and for its current fiscal year, and no Borrower has any knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

             5.5. Financial Statements.

                         (a)      The pro forma balance sheet of BATS on a
combined basis (the "Pro Forma Balance Sheet") furnished to Agent on the Closing Date reflects the consummation of the transactions contemplated by the Acquisition Agreement and under this Agreement (the "Transactions") fairly reflects the financial condition of BATS on a combined basis as of the Closing Date after giving effect to the Transactions, and has been prepared in accordance with GAAP, consistently applied. The Pro Forma Balance Sheet has been certified to the best of their knowledge, as fairly reflecting the financial condition of BATS on a combined basis as of the Closing Date after giving effect to the Transactions in all material respects by the Vice-President and Chief Financial Officer of BATS. All financial statements referred to in this subsection 5.5(a), including the related schedules and notes thereto, have been prepared, in accordance with GAAP, except as may be disclosed in such financial statements.

                         (b)      The twelve-month cash flow projections of BATS
on a consolidated basis and their projected balance sheets as of the Closing Date, copies of which are annexed hereto as Exhibit 5.5(b) (the "Projections") were prepared by Agent are based on underlying assumptions which provide a reasonable basis for the projections contained therein. The cash flow Projections together with the Pro Forma Balance Sheet, are referred to as the "Pro Forma Financial Statements".

             5.6. Corporate Name. No Borrower has been known by any other corporate name in the past five years and does not sell Inventory under any other name except as set forth on Schedule 5.6, nor has any Borrower been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person during the preceding five (5) years.

             5.7. O.S.H.A. and Environmental Compliance.

                         (a)      Each Borrower has duly complied with, and its
facilities, business, assets, property, leaseholds and Equipment are in compliance in all material respects with, the provisions of the Federal Occupational Safety and Health Act, the Environmental Protection Act, RCRA and all other Environmental Laws; there have been no outstanding citations, notices or orders of non-compliance issued to any Borrower or relating to its business, assets, property, leaseholds or Equipment under any such laws, rules or regulations.

                         (b)      Each Borrower has been issued all required
federal, state and local licenses, certificates or permits relating to all applicable Environmental Laws.

                         (c)      (i) There are no visible signs of releases,
spills, discharges, leaks or disposal (collectively referred to as "Releases") of Hazardous Substances at, upon, under or within any Real Property; (ii) there are no underground storage tanks or polychlorinated biphenyls on the Real Property; (iii) the Real Property has never been used as a treatment, storage or disposal facility of Hazardous Waste; and (iv) no Hazardous Substances are present on the Real Property or any premises leased by Borrower, excepting such quantities as are handled in accordance with all applicable manufacturer's instructions and governmental regulations and in proper storage containers and as are necessary for the operation of the commercial business of any Borrower or of its tenants.

             5.8.        Solvency; No Litigation, Violation, Indebtedness or
Default.

                         (a)      After giving effect to the Transactions, each
Borrower will be solvent, able to pay its debts as they mature, have capital sufficient to carry on its business and all businesses in which it is about to engage, and (i) as of the Closing Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of their liabilities and (ii) subsequent to the Closing Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of their liabilities.

                         (b)      Except as disclosed in Schedule 5.8(b), no
Borrower has (i) any pending or threatened litigation, arbitration, actions or proceedings which involve the possibility of having a Material Adverse Effect on Borrowers taken as a whole, and (ii) any liabilities nor indebtedness for borrowed money other than the Obligations.

                         (c)      No Borrower is in violation of any applicable
statute, regulation or ordinance in any respect which could reasonably be expected to have a Material Adverse Effect on Borrowers taken as a whole, nor is any Borrower in violation of any order of any court, governmental authority or arbitration board or tribunal.

                         (d)      No Borrower nor any member of the Controlled
Group maintains or contributes to any Plan other than those listed on Schedule 5.8(d) hereto. Except as set forth in Schedule 5.8(d), (i) no Plan has incurred any "accumulated funding deficiency," as defined in Section 302(a)(2) of ERISA and Section 412(a) of the Code, whether or not waived, and each Borrower and each member of the Controlled Group has met all applicable minimum funding requirements under Section 302 of ERISA in respect of each Plan, (ii) each Plan which is intended to be a qualified plan under Section 401(a) of the Code as currently in effect has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Code and the trust related thereto is exempt from federal income tax under Section 501(a) of the Code, (iii) no Borrower nor any member of the Controlled Group has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due which are unpaid, (iv) no Plan has been terminated by the plan administrator thereof nor by the PBGC, and there is no occurrence which would cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Plan, (v) at this time, the current value of the assets of each Plan exceeds the present value of the accrued benefits and other liabilities of such Plan and no Borrower nor any member of the Controlled Group knows of any facts or circumstances which would materially change the value of such assets and accrued benefits and other liabilities, (vi) no Borrower or any member of the Controlled Group has breached any of the responsibilities, obligations or duties imposed on it by ERISA with respect to any Plan, (vii) no Borrower nor any member of a Controlled Group has incurred any liability for any excise tax arising under Section 4972 or 4980B of the Code, and no fact exists which could give rise to any such liability, (viii) no Borrower nor any member of the Controlled Group nor any fiduciary of, nor any trustee to, any Plan, has engaged in a "prohibited transaction" described in Section 406 of the ERISA or
Section 4975 of the Code nor taken any action which would constitute or result in a Termination Event with respect to any such Plan which is subject to ERISA, (ix) each Borrower and each member of the Controlled Group has made all contributions due and payable with respect to each Plan, (x) there exists no event described in Section 4043(b) of ERISA, for which the thirty (30) day notice period contained in 29 CFR ss.2615.3 has not been waived, (xi) no Borrower nor any member of the Controlled Group has any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than employees or former employees of any Borrower and any member of the Controlled Group, and (xii) no Borrower nor any member of the Controlled Group has withdrawn, completely or partially, from any Multiemployer Plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.

                         (e)      Borrowers have received copies of letters
from all of the participants in the ESOP agreeing to receive their distribution from the sale by the trustees of the ESOP of the stock of WSBS to BATS pursuant to the WSBS Acquisition Agreement only in cash and approving such sale.

             5.9. Patents, Trademarks, Copyrights and Licenses. All patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights, copyright applications, design rights, tradenames, assumed names, trade secrets and licenses owned or utilized by any Borrower are set forth on Schedule 5.9, are valid and have been duly registered or filed with all appropriate governmental authorities and constitute all of the intellectual property rights which are necessary for the operation of its business; there is no objection to or pending challenge to the validity of any such material patent, trademark, copyright, design right, tradename, trade secret or license and no Borrower is aware of any grounds for any challenge, except as set forth in Schedule 5.9 hereto. Each patent, patent application, patent license, trademark, trademark application, trademark license, service mark, service mark application, service mark license, copyright, copyright application and copyright license owned or held by any Borrower and all trade secrets used by any Borrower consist of original material or property developed by such Borrower or was lawfully acquired by such Borrower from the proper and lawful owner thereof. Each of such items has been maintained so as to preserve the value thereof from the date of creation or acquisition thereof. With respect to all software used by any Borrower, such Borrower is in possession of all source and object codes related to each piece of software or is the beneficiary of a source code escrow agreement, each such source code escrow agreement being listed on Schedule 5.9 hereto.

             5.10. Licenses and Permits. Except as set forth in Schedule 5.10, each Borrower (a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state or local law or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to procure such licenses or permits could have a Material Adverse Effect on Borrowers taken as a whole.

             5.11. Default of Indebtedness. No Borrower is in default in the payment of the principal of or interest on any Indebtedness or under any instrument or agreement under or subject to which any Indebtedness has been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder.

             5.12. No Default. No Borrower is in default in the payment or performance of any of its contractual obligations which default could have a Material Adverse Effect Borrowers taken as a whole.

             5.13. No Burdensome Restrictions. No Borrower, to its knowledge, is party to any contract or agreement the performance of which could have a Material Adverse Effect Borrowers taken as a whole. No Borrower has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance.

             5.14. No Labor Disputes. No Borrower is involved in any labor dispute; there are no strikes or walkouts or union organization of any Borrower's employees in existence or to any Borrower's knowledge threatened and no labor contract is scheduled to expire during the Term other than as set forth on Schedule 5.14 hereto.

             5.15. Margin Regulations. No Borrower is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or Regulation G of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Advance will be used for "purchasing" or "carrying" "margin stock" as defined in Regulation U of such Board of Governors.

             5.16. Investment Company Act. No Borrower is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it controlled by such a company.

             5.17. Disclosure. No representation or warranty made by any Borrower in this Agreement or in the Acquisition Agreement, or in any financial statement, report, certificate or any other document furnished in connection herewith or therewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to any Borrower or which reasonably should be known to any Borrower which Borrowers have not disclosed to Agent in writing with respect to the transactions contemplated by the Acquisition Agreement, or this Agreement which could reasonably be expected to have a Material Adverse Effect on Borrowers taken as a whole.

             5.18. Delivery of Acquisition Agreement. Agent has received complete copies of the Acquisition Agreement (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. None of such documents and agreements has been amended or supplemented, nor have any of the provisions thereof been waived, except pursuant to a written agreement or instrument which has heretofore been delivered to Agent.

             5.19. Swaps. No Borrower is a party to, nor will it be a party to, any swap agreement whereby such Borrower has agreed or will agree to swap interest rates or currencies unless same provides that damages upon termination following an event of default thereunder are payable on an unlimited "two-way basis" without regard to fault on the part of either party.

             5.20. Conflicting Agreements. No provision of any mortgage, indenture, contract, agreement, judgment, decree or order binding on any Borrower or affecting the Collateral conflicts with, or requires any Consent which has not already been obtained to, or would in any way prevent the execution, delivery or performance of, the terms of this Agreement or the Other Documents.

             5.21. Application of Certain Laws and Regulations. No Borrower nor any Affiliate of any Borrower is subject to any statute, rule or regulation which regulates the incurrence of any Indebtedness, including without limitation, statutes or regulations relative to common or interstate carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

             5.22. Business and Property of Borrower. Upon and after the Closing Date, Borrowers do not propose to engage in any business other than the distribution of batteries and cellular accessories to commercial, industrial and retail markets and activities necessary to conduct the foregoing. On the Closing Date, each Borrower will own all the property and possess all of the rights and Consents necessary for the conduct of the business of such Borrower.

             5.23. Assets of BATS. BATS has no assets other than the Subsidiary Stock owned by BATS on the Closing Date.


VI.          AFFIRMATIVE COVENANTS.

             Each Borrower shall, until payment in full of the Obligations and termination of this Agreement:

             6.1. Payment of Fees. Pay to Agent on demand all usual and customary fees and expenses which Agent incurs in connection with (a) the forwarding of Advance proceeds and (b) the establishment and maintenance of any Blocked Accounts or Depository Accounts as provided for in Section 4.15(h). Agent may, without making demand, charge Borrowers' Account for all such fees and expenses.

             6.2. Conduct of Business and Maintenance of Existence and Assets.
(a) Conduct continuously and operate actively its business according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement), including, without limitation, all licenses, patents, copyrights, design rights, tradenames, trade secrets and trademarks and take all actions necessary to enforce and protect the validity of any intellectual property right or other right included in the Collateral; (b) keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business where the failure to do so could reasonably be expected to have a Material Adverse Effect on Borrowers taken as a whole; and (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof where the failure to do so could reasonably be expected to have a Material Adverse Effect on Borrowers taken as a whole.

             6.3. Violations. Promptly notify Agent in writing of any violation of any law, statute, regulation or ordinance of any Governmental Body, or of any agency thereof, applicable to any Borrower which could reasonably be expected to have a Material Adverse Effect on Borrowers taken as a whole.

             6.4. Government Receivables. Take all steps necessary to protect Agent's interest in the Collateral under the Federal Assignment of Claims Act or other applicable state or local statutes or ordinances and deliver to Agent appropriately endorsed, any instrument or chattel paper connected with any Receivable arising out of contracts between any Borrower and the United States, any state or any department, agency or instrumentality of any of them.

             6.5. Net Worth. Maintain at (a) at the Closing Date a Net Worth in an amount not less than $9,250,000, (b) the end of each fiscal quarter commencing with the fiscal quarter ending March 31,

1997, a Net Worth in an amount not less than the amount of Net Worth on the last day of the prior fiscal quarter minus the payment, if any, of the Additional Cash Consideration which was not deducted in determining Net Worth for such fiscal quarter provided, however, this covenant shall not be deemed breached unless BATS on a consolidated basis shall have failed to maintain the required minimum Net Worth for two (2) consecutive fiscal quarters and (c) the end of each fiscal year commencing with the fiscal year ending December 31, 1997, a Net Worth in an amount not less than the amount of Net Worth on the last day of the prior fiscal year minus the payment, if any, of the Additional Cash Consideration which was not deducted in determining Net Worth for such fiscal year.

             6.6. Current Ratio. Maintain at all times a ratio of Current Assets to Current Liabilities of not less than 3.0 to 1.0.

             6.7. Fixed Charge Coverage Ratio. Maintain as of the end of each fiscal period set forth below a Fixed Charge Coverage Ratio of not less than the ratio set opposite each fiscal period below:

================================================================================
                                                             FIXED CHARGE
          FISCAL PERIOD                                     COVERAGE RATIO
--------------------------------------------------------------------------------
January 1, 1997 - June 30, 1997                              1.00 to 1.0
--------------------------------------------------------------------------------
January 1, 1997 - September 30, 1997                         1.00 to 1.0
--------------------------------------------------------------------------------
January 1, 1997 - December 31, 1997                          1.00 to 1.0
--------------------------------------------------------------------------------
April 1, 1997 - March 31, 1998                               1.00 to 1.0
--------------------------------------------------------------------------------
July 1, 1997 - June 30, 1998                                 1.05 to 1.0
--------------------------------------------------------------------------------
October 1, 1997 - September 30, 1998                         1.10 to 1.0
--------------------------------------------------------------------------------
January 1, 1998 - December 31, 1998                          1.20 to 1.0
--------------------------------------------------------------------------------
April 1, 1998 - March 31, 1999                               1.20 to 1.0
--------------------------------------------------------------------------------
July 1, 1998 - June 30, 1999                                 1.20 to 1.0
--------------------------------------------------------------------------------
October 1, 1998 - December 31, 1999                          1.20 to 1.0
================================================================================

             6.8. EBITDA. Maintain as of the end of each fiscal period set forth below, EBITDA of at least the amount set opposite such fiscal period below:

================================================================================
          FISCAL PERIOD                                          EBITDA
--------------------------------------------------------------------------------
January 1, 1997 - June 30, 1997                                $1,425,000
--------------------------------------------------------------------------------
January 1, 1997 - September 30, 1997                           $2,150,000
--------------------------------------------------------------------------------
January 1, 1997 - December 31, 1997                            $2,850,000
--------------------------------------------------------------------------------
April 1, 1997 - March 31, 1998                                 $3,000,000
--------------------------------------------------------------------------------
July 1, 1997 - June 30, 1998                                   $3,300,000
--------------------------------------------------------------------------------
October 1, 1997 - September 30, 1998                           $3,600,000
--------------------------------------------------------------------------------
January 1, 1998 - December 31, 1998                            $3,700,000
--------------------------------------------------------------------------------
April 1, 1998 - March 31, 1999                                 $4,000,000
--------------------------------------------------------------------------------
July 1, 1998 - June 30, 1999                                   $4,000,000
--------------------------------------------------------------------------------
October 1, 1998 - December 31, 1999                            $4,000,000
================================================================================

             6.9. Execution of Supplemental Instruments. Execute and deliver to Agent from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as Agent may request, in order that the full intent of this Agreement may be carried into effect.

             6.10. Payment of Indebtedness. Pay, discharge or otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods and, in the case of the trade payables, to normal payment practices) all its obligations and liabilities of whatever nature, except when the failure to do so could not reasonably be expected to have a Material Adverse Effect on Borrowers taken as a whole or when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and each Borrower shall have provided for such reserves as Agent may reasonably deem proper and necessary, subject at all times to any applicable subordination arrangement in favor of Lenders.

             6.11. Standards of Financial Statements. Cause all financial statements referred to in Sections 9.7, 9.8, 9.9, 9.10, 9.11, 9.12 and 9.13 as to which GAAP is applicable to be complete and correct in all material respects (subject, in the case of interim financial statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as concurred in by such reporting accountants or officer, as the case may be, and disclosed therein).

             6.12. Exercise of Rights. Enforce all of its rights under the Acquisition Agreement, including, but not limited to, all indemnification rights and pursue all remedies available to it with diligence and in good faith in connection with the enforcement of any such rights.

             6.13. Termination of ESOP. Promptly following the Closing Date,
(a) terminate the ESOP, (b) obtain an updated fair market valuation of WSBS with respect to the fairness to the participants of the ESOP of the transactions contemplated by the WSBS Acquisition Agreement and (c) apply for a favorable determination letter from the Internal Revenue Service regarding the termination of the ESOP.


VII.         NEGATIVE COVENANTS.

             No Borrower shall, without the prior written consent of Agent, until satisfaction in full of the Obligations and termination of this
Agreement:

             7.1. Merger, Consolidation, Acquisition and Sale of Assets.

                         (a)      Enter into any merger, consolidation or other
reorganization with or into any other Person other than a Borrower or acquire all or a substantial portion of the assets or stock of any Person other than a Borrower or permit any other Person to consolidate with or merge with it other than a borrower.

                         (b)      Sell, lease, transfer or otherwise dispose of
any of its properties or assets, except in the ordinary course of its business.

             7.2. Creation of Liens. Create or suffer to exist any Lien or transfer upon or against any of its property or assets now owned or hereafter acquired, except Permitted Encumbrances.

             7.3. Guarantees. Become liable upon the obligations of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders) except the endorsement of checks in the ordinary course of business.

             7.4. Investments. Purchase or acquire obligations or stock of, or any other interest in, any Person, except (a) obligations issued or guaranteed by the United States of America or any agency thereof, (b) commercial paper with maturities of not more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating), (c) certificates of time deposit and bankers' acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if (i) such bank has a combined capital and surplus of at least $500,000,000, or (ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency, and
(d) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof.

             7.5. Loans. Make advances, loans or extensions of credit to any Person, including without limitation, any Parent, Subsidiary or Affiliate except with respect to (a) the extension of commercial trade credit in connection with the sale of Inventory in the ordinary course of its business and (b) advances, loans or extensions of credit to another Borrower.

             7.6. Capital Expenditures. Contract for, purchase or make any expenditure or commitments for fixed or capital assets (including capitalized leases) in any fiscal year in an amount in excess of $1,000,000.

             7.7. Dividends. Declare, pay or make any dividend or distribution on any shares of the common stock or preferred stock of any Borrower (other than dividends or distributions payable in its stock, or split-ups or reclassifications of its stock) or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock, or of any options to purchase or acquire any such shares of common or preferred stock of any Borrower except that so long as (a) a notice of termination with regard to this Agreement shall not be outstanding, (b) no Event of Default or Default shall have occurred and be continuing prior to or after giving effect to any such redemption or payment, and (c) the purpose for such redemption or payment shall be as set forth in writing to Agent at least ten (10) days prior to such redemption and such redemption shall in fact be used for such purpose, BATS shall be permitted to (i) redeem the Preferred Stock in accordance with the terms of the Preferred Stock as in effect on the Closing Date and make the payments required in connection with the Preferred Stock Redemption and (ii) make payments of accrued dividends on the Preferred Stock not to exceed $100,000 in the aggregate.

             7.8. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) of Borrower except in respect of (i) Indebtedness to Lenders; (ii) Indebtedness incurred for capital expenditures permitted under Section 7.6 hereof; (iii) Indebtedness assumed under the Acquisition Agreement; and (iv) other Indebtedness not to exceed at any time outstanding the maximum amount of $250,000.

             7.9. Nature of Business. Substantially change the nature of the business in which it is presently engaged, nor except as specifically permitted hereby purchase or invest, directly or indirectly, in any assets or property other than in the ordinary course of business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted.

             7.10. Transactions with Affiliates. Directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, any Affiliate, except (a) transactions disclosed in the ordinary course of business, on an arm's-length basis on terms no less favorable than terms which would have been obtainable from a Person other than an Affiliate; (b) the Management Agreement and (c) the Affiliated Leases.

             7.11. Leases. Enter as lessee into any lease arrangement for real or personal property (unless capitalized and permitted under Section
7.6 hereof) if after giving effect thereto, aggregate annual rental payments for all leased property would exceed $1,250,000 in any one fiscal year.

             7.12. Subsidiaries.

                         (a)      Form any Subsidiary.

                         (b)      Enter into any partnership, joint venture or
similar arrangement.

             7.13. Fiscal Year and Accounting Changes. Change its fiscal year from December 31 or make any change (i) in accounting treatment and reporting practices except as required by GAAP or (ii) in tax reporting treatment except as required by law.

             7.14. Pledge of Credit. Now or hereafter pledge Agent's or any Lender's credit on any purchases or for any purpose whatsoever or use any portion of any Advance in or for any business other than such Borrower's business as conducted on the date of this Agreement or as permitted pursuant to the terms of this Agreement.

             7.15. Amendment of Articles of Incorporation, By-Laws. Amend, modify or waive any term or material provision of its Articles of Incorporation or By-Laws unless required by law.

             7.16. Compliance with ERISA. (i) (x) Maintain, or permit any member of the Controlled Group to maintain, or (y) become obligated to contribute, or permit any member of the Controlled Group to become obligated to contribute, to any Plan, other than those Plans disclosed on Schedule 5.8(d), (ii) engage, or permit any member of the Controlled Group to engage, in any non-exempt "prohibited transaction", as that term is defined in section 406 of ERISA and Section 4975 of the Code, (iii) incur, or permit any member of the Controlled Group to incur, any "accumulated funding deficiency", as that term is defined in Section 302 of ERISA or Section 412 of the Code, (iv) terminate, or permit any member of the Controlled Group to terminate, any Plan where such event could result in any liability of any Borrower or any member of the Controlled Group or the imposition of a lien on the property of any Borrower or any member of the Controlled Group pursuant to Section 4068 of ERISA, (v) assume, or permit any member of the Controlled Group to assume, any obligation to contribute to any Multiemployer Plan not disclosed on Schedule 5.8(d), (vi) incur, or permit any member of the Controlled Group to incur, any withdrawal liability to any Multiemployer Plan; (vii) fail promptly to notify Agent of the occurrence of any Termination Event, (viii) fail to comply, or permit a member of the Controlled Group to fail to comply, with the requirements of ERISA or the Code or other applicable laws in respect of any Plan, (ix) fail to meet, or permit any member of the Controlled Group to fail to meet, all minimum funding requirements under ERISA or the Code or postpone or delay or allow any member of the Controlled Group to postpone or delay any funding requirement with respect of any Plan.

             7.17. Prepayment of Indebtedness. At any time, directly or indirectly, prepay any Indebtedness (other than to Lenders), or repurchase, redeem, retire or otherwise acquire any Indebtedness of any Borrower except for the Preferred Stock Redemption made in accordance with the terms of
Section 7.7.

             7.18. Other Agreements. Enter into any material amendment, waiver or modification of the Acquisition Agreement or any related agreements.

             7.19. Payments of Additional Cash Consideration. Directly or indirectly make payments with respect to the Additional Cash Consideration which exceed $1,000,000 in the aggregate.

             7.20. Management Fees. Directly or indirectly make any payments under the Management Agreement except in accordance with the terms of the Management Agreement as in effect on the Closing Date.


VIII.        CONDITIONS PRECEDENT.

             8.1. Conditions to Initial Advances. The agreement of Lenders to make the initial Advances requested to be made on the Closing Date is subject to the satisfaction, or waiver by Lenders, immediately prior to or concurrently with the making of such Advances, of the following conditions precedent:

                         (a)      Note.  Agent shall have received the Note
duly executed and delivered by an authorized officer of each Borrower;

                         (b)      Filings, Registrations and Recordings.  Each
document (including, without limitation, any Uniform Commercial Code financing statement) required by this Agreement, any related agreement or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

                         (c)      Corporate Proceedings of Borrowers.  Agent
shall have received a copy of the resolutions in form and substance reasonably satisfactory to Agent, of the Board of Directors of each Borrower authorizing
(i) the execution, delivery and performance of this Agreement, the Other Documents and the Acquisition Agreement (collectively the "Documents") and
(ii) the granting by each Borrower of the security interests in and liens upon the Collateral in each case certified by the Secretary or an Assistant Secretary of each Borrower as of the Closing Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                         (d)      Incumbency Certificates of Borrowers.  Agent
shall have received a certificate of the Secretary or an Assistant Secretary of each Borrower, dated the Closing Date, as to the incumbency and signature of the officers of each Borrower executing this Agreement, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

                         (e)      Certificates.  Agent shall have received a
copy of the Articles or Certificate of Incorporation of each Borrower, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation together with copies of the By-Laws of each Borrower and all agreements of each Borrower's shareholders certified as accurate and complete by the Secretary of each Borrower;

                         (f)      Good Standing Certificates.  Agent shall have
received good standing certificates for each Borrower dated not more than ten
(10) days prior to the Closing Date, issued by the Secretary of State or other appropriate official of each Borrower's jurisdiction of incorporation and each jurisdiction where the conduct of each Borrower's business activities or the ownership of its properties necessitates qualification;

                         (g)      Legal Opinion.  Agent shall have received the
executed legal opinions of Brock, Fensterstock, Silverstein, McAuliffe & Wade, LLC and Berger, Newmark & Fenchel, P.C. in form and substance satisfactory to Agent which shall cover such matters incident to the transactions contemplated by this Agreement, the Other Documents and the Acquisition Agreement as Agent may reasonably require and each Borrower hereby authorizes and directs such counsel to deliver such opinions to Agent and Lenders;

                         (h)      No Litigation.  (i) No litigation,
investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or threatened against any Borrower or against the officers or directors of any Borrower (A) in connection with this Agreement, the Other Documents, the Acquisition Agreement or any of the transactions contemplated thereby and which, in the reasonable opinion of Agent, is deemed material or
(B) which could, in the reasonable opinion of Agent, have a Material Adverse Effect on Borrowers taken as a whole; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to Borrower or the conduct of its business or inconsistent with the due consummation of the Transactions shall have been issued by any Governmental Body;

                         (i)      Financial Condition Certificates.  Agent
shall have received an executed Financial Condition Certificate in the form of
Exhibit 8.1(i);

                         (j)      Collateral Examination.  Agent shall have
completed Collateral examinations and received appraisals, the results of which shall be satisfactory in form and substance to Lenders, of the Receivables, Inventory, General Intangibles and Equipment of each Borrower and all books and records in connection therewith;

                         (k)      Fees.  Agent shall have received all fees
payable to Agent and Lenders on or prior to the Closing Date pursuant to Article III hereof;

                         (l)      Pro Forma Financial Statements.  Agent shall
have received a copy of the Pro Forma Financial Statements which shall be satisfactory in all respects to Lenders;

                         (m)      Financial Statements.  Agent shall have
received in form and substance satisfactory to it the financial statements of BN, WSBS and WSJ Enterprises, Inc. for the fiscal years ending December 31, 1994, and December 31, 1995 and the nine month period ending September 30, 1996, prepared in accordance with GAAP and reported upon without qualification by Deloitte & Touche LLC;

                         (n)      Acquisition Documents.  Agent shall have
received final executed copies of the Acquisition Agreement and all related agreements, documents and instruments as in effect on the Closing Date and the transactions contemplated by such documentation shall be consummated simultaneous with the making of the initial Advance;

                         (o)      Capitalization.  Agent shall have received
evidence satisfactory to Agent that after giving effect to the Transactions, BATS shall have a capitalization of at least $10,000,000 consisting of common and preferred stock;

                         (p)      Collateral Assignment and Other Documents.
Agent shall have received executed by each Party thereto the Collateral Assignment, the Pledge Agreement together with the applicable stock certificates and stock powers executed in blank and all Other Documents, each in form and substance satisfactory to Lenders;

                         (q)      Insurance.  Agent shall have received in form
and substance satisfactory to Agent, certified copies of Borrowers' casualty insurance policies, together with loss payable endorsements on Agent's standard form of loss payee endorsement naming Agent as loss payee, and certified copies of Borrowers' liability insurance policies, together with endorsements naming Agent as a co-insured;

                         (r)      Payment Instructions.  Agent shall have
received written instructions from Borrowers directing the application of proceeds of the initial Advances made pursuant to this Agreement;

                         (s)      Blocked Accounts.  Agent shall have received
duly executed agreements establishing the Blocked Accounts or Depository Accounts with financial institutions acceptable to Agent for the collection or servicing of the Receivables and proceeds of the Collateral;

                         (t)      Consents.  Agent shall have received any and
all Consents necessary to permit the effectuation of the transactions contemplated by this Agreement and the Other Documents; and, Agent shall have received such Consents and waivers of such third parties as might assert claims with respect to the Collateral, as Agent and its counsel shall deem necessary;

                         (u)      No Adverse Material Change.  (i) Since
September 30, 1996, there shall not have occurred any event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect on Borrowers taken as a whole and (ii) no representations made or information supplied to Lenders shall have been proven to be inaccurate or misleading in any material respect;

                         (v)      Leasehold Agreements.  Agent shall have
received landlord, mortgagee or warehouseman agreements satisfactory to Agent with respect to all premises leased by Borrowers at which Inventory is located;

                         (w)      Net Worth.  Agent shall have received the Pro
Forma Balance Sheet reflecting a Net Worth after giving effect to the Transactions of at least $9,250,000;

                         (x)      Contract Review.  Agent shall have reviewed
all material contracts of Borrowers including, without limitation, leases, union contracts, labor contracts, vendor supply contracts, license agreements and distributorship agreements and such contracts and agreements shall be satisfactory in all respects to Agent;

                         (y)      Closing Certificate.  Agent shall have
received a closing certificate signed by the Chief Financial Officer of each Borrower dated as of the date hereof, stating that (i) all representations and warranties set forth in this Agreement and the Other Documents are true and correct on and as of such date, (ii) Borrowers are on such date in compliance with all the terms and provisions set forth in this Agreement and the Other Documents and (iii) on such date no Default or Event of Default has occurred or is continuing;

                         (z)      Borrowing Base.  Agent shall have received
evidence from Borrowers that the aggregate amount of Eligible Receivables and Eligible Inventory is sufficient in value and amount to support Advances in the amount requested by Borrowers on the Closing Date;

                         (aa)     Undrawn Availability.  After giving effect to
the initial Advances hereunder, Borrowers shall have Undrawn
Availability of at least $2,500,000; and

                         (ab)     Other.  All corporate and other proceedings,
and all documents, instruments and other legal matters in connection with the Transactions shall be satisfactory in form and substance to Agent, Lenders and their counsel.

             8.2. Conditions to Each Advance. The agreement of Lenders to make any Advance requested to be made on any date (including, without limitation, the initial Advance), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made:

                         (a)      Representations and Warranties.  Each of the
representations and warranties made by any Borrower in or pursuant to this Agreement and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any related agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date;

                         (b)      No Default.  No Event of Default or Default
shall have occurred and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date and, in the case of the initial Advance, after giving effect to the consummation of the transactions contemplated by the Acquisition Agreement; provided, however that Lenders, in their sole discretion, may continue to make Advances notwithstanding the existence of an Event of Default or Default and that any Advances so made shall not be deemed a waiver of any such Event of Default or Default; and

                         (c)      Maximum Advances.  In the case of any
Advances requested to be made, after giving effect thereto, the aggregate Advances shall not exceed the maximum amount of Advances permitted under
Section 2.1 hereof.

Each request for an Advance by any Borrower hereunder shall constitute a representation and warranty by each Borrower as of the date of such Advance that the conditions contained in this subsection shall have been satisfied.


IX.          INFORMATION AS TO BORROWERS.

             Each Borrower shall, until satisfaction in full of the Obligations and the termination of this Agreement:

             9.1. Disclosure of Material Matters. Immediately upon learning thereof, report to Agent all matters materially affecting the value, enforceability or collectibility of any portion of the Collateral including, without limitation, any Borrower's reclamation or repossession of, or the return to any Borrower of, a material amount of goods or claims or disputes asserted by any Customer or other obligor.

             9.2. Schedules. Deliver to Agent on or before the fifteenth
(15th) day of each month as and for the prior month (a) accounts receivable ageings, (b) accounts payable schedules and (c) Inventory reports. In addition, each Borrower will deliver to Agent at such intervals as Agent may require: (i) confirmatory assignment schedules, (ii) copies of Customer's invoices, (iii) evidence of shipment or delivery, and (iv) such further schedules, documents and/or information regarding the Collateral as Agent may require including, without limitation, trial balances and test verifications. Agent shall have the right to confirm and verify all Receivables by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder. The items to be provided under this Section are to be in form satisfactory to Agent and executed by each Borrower and delivered to Agent from time to time solely for Agent's convenience in maintaining records of the Collateral, and any Borrower's failure to deliver any of such items to Agent shall not affect, terminate, modify or otherwise limit Agent's Lien with respect to the Collateral.

             9.3. Environmental Reports. Furnish Agent, concurrently with the delivery of the financial statements referred to in Sections 9.7 and 9.8, with a certificate signed by the President, a Vice-President or Chief Financial Officer of each Borrower stating, to the best of his knowledge, that each Borrower is in compliance in all material respects with all federal, state and local laws relating to environmental protection and control and occupational

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safety and health. To the extent any Borrower is not in compliance with the foregoing laws, the certificate shall set forth with specificity all areas of non-compliance and the proposed action Borrower will implement in order to achieve full compliance.

             9.4. Litigation. Promptly notify Agent in writing of any litigation, suit or administrative proceeding affecting any Borrower, whether or not the claim is covered by insurance, and of any suit or administrative proceeding, which in any such case could reasonably be expected to have a Material Adverse Effect on Borrowers taken as a whole.

             9.5. Material Occurrences. Promptly notify Agent in writing upon the occurrence of (a) any Event of Default or Default; (b) any event, development or circumstance whereby any financial statements or other reports furnished to Agent fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition or operating results of any Borrower as of the date of such statements; (c) any accumulated retirement plan funding deficiency which, if such deficiency continued for two plan years and was not corrected as provided in Section 4971 of the Code, could subject any Borrower to a tax imposed by Section 4971 of the Code; (d) each and every default by any Borrower which might result in the acceleration of the maturity of any Indebtedness, including the names and addresses of the holders of such Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; and (e) any other development in the business or affairs of any Borrower which could reasonably be expected to have a Material Adverse Effect on Borrowers taken as a whole; in each case describing the nature thereof and the action Borrowers propose to take with respect thereto.

             9.6. Government Receivables. Notify Agent immediately if any of its Receivables arise out of contracts between any Borrower and the United States, any state, or any department, agency or instrumentality of any of them.

             9.7. Annual Financial Statements. Furnish Agent within one hundred and twenty (120) days after the end of each fiscal year of Borrowers, financial statements of BATS on a consolidated basis together with consolidating schedules including, but not limited to, statements of income and stockholders' equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification by an independent certified public accounting firm selected by Borrowers and satisfactory to Agent (the "Accountants"). The report of the Accountants shall be accompanied by a statement of the Accountants certifying that (i) they have caused the Loan Agreement to be reviewed, (ii) in making the examination upon which such report was based either no information came to their attention which to their knowledge constituted an Event of Default or a Default under this Agreement or any related agreement or, if such information came to their attention, specifying any such Default or Event of Default, its nature, when it occurred and whether it is continuing, and such report shall contain or have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5, 6.6, 6.7, 6.8, 7.6 and 7.11 hereof. In addition, the reports shall be accompanied by a certificate of each Borrower's Chief Financial Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such event, and such certificate shall have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5, 6.6, 6.7, 6.8, 7.6 and
7.11 hereof.

             9.8. Monthly Financial Statements. During the first twelve (12) months of the Term, within forty five (45) days after the end of each month and at all other times, within thirty (30) days after the end of each month, furnish Agent an unaudited balance sheet of BATS on a consolidated basis and BATS on a consolidating basis and unaudited statements of income and stockholders' equity and cash flow of BATS on a consolidated basis and BATS on a consolidating basis reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal year end adjustments; provided, however, the monthly financial statements for the month ending January 31, 1997 shall not be required to be delivered until March 31, 1997 and the monthly financial statements for the month ending December 31, 1997 shall not be required to be delivered until March 31, 1998. The reports shall be accompanied by a certificate of each Borrower's Chief Financial Officer of each Borrower, which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrowers with respect to such event and, such certificate shall have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5, 6.6, 6.7, 6.8, 7.6 and 7.11 hereof.

             9.9. Other Reports. Furnish Agent as soon as available, but in any event within ten (10) days after the issuance thereof, (i) with copies of such proxy statements, financial statements, reports and returns as each Borrower shall send to its stockholders and (ii) copies of all regular, periodic and special reports or registration statements which any Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange.

             9.10. Additional Information. Furnish Agent with such additional information as Agent shall reasonably request in order to enable Agent to determine whether the terms, covenants, provisions and conditions of this Agreement and the Other Documents have been complied with by Borrowers including, without limitation and without the necessity of any request by Agent, (a) copies of all environmental audits and reviews, (b) at least thirty
(30) days prior thereto, notice of any Borrower's opening of any new office or place of business or any Borrower's closing of any existing office or place of business, and (c) promptly upon any Borrower's learning thereof, notice of any labor dispute to which any Borrower may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which any Borrower is a party or by which any Borrower is bound.

             9.11. Projected Operating Budget. Furnish Agent, (a) no later than February 28, 1997 for Borrowers' fiscal year 1997 and (b) no later than thirty (30) days prior to the beginning of each Borrower's fiscal years commencing with fiscal year 1998, a month by month projected operating budget and cash flow of BATS on a consolidated and consolidating basis for such fiscal year (including an income statement for each month and a balance sheet as at the end of the last month in each fiscal quarter), such projections to be accompanied by a certificate signed by the President or Chief Financial Officer of each Borrower to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared.

             9.12. Variances From Operating Budget. Furnish Agent, concurrently with the delivery of the financial statements referred to in
Section 9.7 and each monthly report, a written report summarizing all material variances from budgets submitted by Borrowers pursuant to Section 9.11 and a discussion and analysis by management with respect to such variances.

             9.13. Notice of Suits, Adverse Events. Furnish Agent with prompt notice of (i) any lapse or other termination of any Consent issued to any Borrower by any Governmental Body or any other Person that is material to the operation of any Borrower's business, (ii) any refusal by any Governmental Body or any other Person to renew or extend any such Consent; and (iii) copies of any periodic or special reports filed by any Borrower with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of any Borrower, or if copies thereof are requested by Lender, and (iv) copies of any material notices and other communications from any Governmental Body or Person which specifically relate to any Borrower.

             9.14. ERISA Notices and Requests. Furnish Agent with immediate written notice in the event that (i) any Borrower or any member of the Controlled Group knows or has reason to know that a Termination Event has occurred, together with a written statement describing such Termination Event and the action, if any, which such Borrower or member of the Controlled Group has taken, is taking, or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or PBGC with respect thereto, (ii) any Borrower or any member of the Controlled Group knows or has reason to know that a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred together with a written statement describing such transaction and the action which such Borrower or any member of the Controlled Group has taken, is taking or proposes to take with respect thereto, (iii) a funding waiver


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



request has been filed with respect to any Plan together with all communications received by any Borrower or any member of the Controlled Group with respect to such request, (iv) any increase in the benefits of any existing Plan or the establishment of any new Plan or the commencement of contributions to any Plan to which any Borrower or any member of the Controlled Group was not previously contributing shall occur, (v) any Borrower or any member of the Controlled Group shall receive from the PBGC a notice of intention to terminate a Plan or to have a trustee appointed to administer a Plan, together with copies of each such notice, (vi) any Borrower or any member of the Controlled Group shall receive any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Plan under Section 401(a) of the Code, together with copies of each such letter; (vii) any Borrower or any member of the Controlled Group shall receive a notice regarding the imposition of withdrawal liability, together with copies of each such notice; (viii) any Borrower or any member of the Controlled Group shall fail to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment; (ix) any Borrower or any member of the Controlled Group knows that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan.

             9.15. Additional Documents. Execute and deliver to Agent, upon request, such documents and agreements as Agent may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.


X.           EVENTS OF DEFAULT.

             The occurrence of any one or more of the following events shall constitute an "Event of Default":

             10.1. failure by any Borrower to pay any principal or interest on the Obligations when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement or by notice of intention to prepay, or by required prepayment or failure to pay any other liabilities or make any other payment, fee or charge provided for herein when due or in any Other Document;

             10.2. any representation or warranty made or deemed made by any Borrower in this Agreement or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been misleading in any material respect on the date when made or deemed to have been made;

             10.3. failure by any Borrower to (i) furnish financial information when due or within ten (10) days after Borrowing Agent receives notice from Agent of such request when requested, or (ii) permit the inspection of its books or records;

             10.4. issuance of a notice of Lien, levy, assessment, injunction or attachment against a material portion of any


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



Borrower's property which is not satisfied, stayed or discharged of record within thirty (30) days ;

             10.5.  except as otherwise provided for in Sections 10.1 and 10.3,
(a) failure or neglect of any Borrower to perform, keep or observe any term, provision, condition, covenant in Sections 4.6, 4.7, 4.9, 4.11, 6.1, 6.3, 6.4,
9.4 or 9.6 hereof which is not cured within the earlier of thirty (30) days from the occurrence of such failure or neglect or fifteen (15) days from the date Borrowing Agent is notified by Agent of the occurrence of such failure or neglect and (b) a failure or neglect of any Borrower to perform, keep or observe any other term, provision, condition, covenant herein contained or contained in any other Document.

             10.6. any judgment is rendered or judgment liens filed against any Borrower for an aggregate amount in excess of $250,000 which within forty (40) days of such rendering or filing is not either satisfied, stayed or discharged of record;

             10.7. any Borrower shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

             10.8. any Borrower shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

             10.9. any Subsidiary of any Borrower shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

             10.10. any change in any Borrower's condition or affairs (financial or otherwise) which in Agent's opinion has a Material Adverse Effect on Borrowers taken as a whole;


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



             10.11. any Lien created hereunder or provided for hereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest;

             10.12. a default of the obligations of any Borrower under any other agreement to which it is a party shall occur which default is not cured within any applicable grace period and has a Material Adverse Effect on Borrowers taken as a whole;

             10.13. any Change of Control to which Agent shall have not consented shall occur;

             10.14. any material provision of this Agreement shall, for any reason, cease to be valid and binding on any Borrower, or any Borrower shall so claim in writing to Agent;

             10.15. (i) any Governmental Body shall (A) revoke, terminate, suspend or adversely modify any license, permit, patent trademark or tradename of any Borrower, the continuation of which is material to the continuation of any Borrower's business, or (B) commence proceedings to suspend, revoke, terminate or adversely modify any such license, permit, trademark, tradename or patent and such proceedings shall not be dismissed or discharged within sixty (60) days, or (c) schedule or conduct a hearing on the renewal of any license, permit, trademark, tradename or patent necessary for the continuation of any Borrower's business and the staff of such Governmental Body issues a report recommending the termination, revocation, suspension or material, adverse modification of such license, permit, trademark, tradename or patent;
(ii) any agreement which is necessary or material to the operation of any Borrower's business shall be revoked or terminated and not replaced by a substitute acceptable to Agent within thirty (30) days after the date of such revocation or termination, and such revocation or termination and non-replacement would reasonably be expected to have a Material Adverse Effect on Borrowers taken as a whole;

             10.16. any portion of the Collateral shall be seized or taken by a Governmental Body, or any Borrower or the title and rights of any Borrower which is the owner of any material portion of the Collateral shall have become the subject matter of litigation which might, in the reasonable opinion of Agent, upon final determination, result in impairment or loss of the security provided by this Agreement or the Other Documents;

             10.17. the operations of any three of the facilities of AFA, BN or TEI are interrupted at any time for a period of fourteen (14) consecutive days, unless such Borrower shall (i) be entitled to receive for such period of interruption, proceeds of business interruption insurance sufficient to assure that its per diem cash needs during such period is at least equal to its average per diem cash needs for the consecutive three month period immediately preceding the initial date of interruption and (ii) receive such proceeds in the amount described in clause (i) preceding not later than thirty (30) days following the initial date of any such interruption; provided, however, that notwithstanding the provisions of clauses (i) and (ii) of this section, an Event of Default shall be deemed to have occurred if such Borrower shall be receiving the proceeds of business interruption insurance for a period of thirty (30) consecutive days; or


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




             10.18. an event or condition specified in Sections 7.16 or 9.14 hereof shall occur or exist with respect to any Plan and, as a result of such event or condition, together with all other such events or conditions, any Borrower or any member of the Controlled Group shall incur, or in the opinion of Agent be reasonably likely to incur, a liability to a Plan or the PBGC (or both) which, in the reasonable judgment of Agent, would have a Material Adverse Effect on Borrowers taken as a whole.


XI.          LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT.

             11.1. Rights and Remedies. Upon the occurrence of (i) an Event of Default pursuant to Section 10.7 all Obligations shall be immediately due and payable and this Agreement and the obligation of Lenders to make Advances shall be deemed terminated; and, (ii) any of the other Events of Default and at any time thereafter (such default not having previously been cured), at the option of Required Lenders all Obligations shall be immediately due and payable and Lenders shall have the right to terminate this Agreement and to terminate the obligation of Lenders to make Advances. Upon the occurrence of any Event of Default, Agent shall have the right to exercise any and all other rights and remedies provided for herein, under the Uniform Commercial Code and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. Agent may enter any of Borrower's premises or other premises without legal process and without incurring liability to any Borrower therefor, and Agent may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as Agent may deem advisable and Agent may require Borrowers to make the Collateral available to Agent at a convenient place. With or without having the Collateral at the time or place of sale, Agent may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Agent may elect subject to compliance with applicable laws. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Agent shall give Borrowers reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Borrowers at least five (5) days prior to such sale or sales is reasonable notification. At any public sale Agent or any Lender may bid for and become the purchaser, and Agent, any Lender or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and such right and equity are hereby expressly waived and released by each Borrower. In connection with the exercise of the foregoing remedies, Agent is granted permission to use all of each Borrower's trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and other proprietary rights which are used in connection with (a) Inventory for the purpose of disposing of such Inventory and (b) Equipment for the purpose of completing the manufacture of unfinished goods. The proceeds realized from the sale of any Collateral shall be applied as follows: first, to the reasonable costs, expenses and attorneys' fees and expenses incurred by Agent for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second, to interest due upon any of the Obligations; and, third, to the principal of the Obligations. If any deficiency shall arise, Borrowers shall remain liable to Agent and Lenders therefor.

             11.2. Agent's Discretion. Agent shall have the right in its sole discretion to determine which rights, Liens, security interests or remedies Agent may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Agent's or Lenders' rights hereunder.

             11.3. Setoff. In addition to any other rights which Agent or any Lender may have under applicable law, upon the occurrence of an Event of Default hereunder, Agent and such Lender shall have a right to apply any Borrower's property held by Agent and such Lender to reduce the Obligations.

             11.4. Rights and Remedies not Exclusive. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.


XII.         WAIVERS AND JUDICIAL PROCEEDINGS.

             12.1. Waiver of Notice. Each Borrower hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

             12.2. Delay. No delay or omission on Agent's or any Lender's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

             12.3. Jury Waiver. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS

WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.


XIII.        EFFECTIVE DATE AND TERMINATION.

             13.1. Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until January 7, 2000 (the "Term") unless sooner terminated as herein provided. Borrowers may terminate this Agreement at any time upon ninety (90) days' prior written notice upon payment in full of the Obligations. In the event the Obligations are prepaid in full prior to the last day of the Term (the date of such prepayment hereinafter referred to as the "Early Termination Date"), Borrowers shall pay to Agent for the benefit of Lenders an early termination fee in an amount equal to (x) $260,000 if the Early Termination Date occurs on or after the Closing Date to and including the date immediately preceding the first anniversary of the Closing Date and, (y) $130,000 if the Early Termination Date occurs on or after the first anniversary of the Closing Date to and including the date immediately preceding the second anniversary of the Closing Date.

             13.2. Termination. The termination of the Agreement shall not affect any Borrower's, Agent's or any Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created or Obligations have been fully disposed of, concluded or liquidated. The security interests, Liens and rights granted to Agent and Lenders hereunder and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrowers' Account may from time to time be temporarily in a zero or credit position, until all of the Obligations of each Borrower have been paid or performed in full after the termination of this Agreement or each Borrower has furnished Agent and Lenders with an indemnification satisfactory to Agent and Lenders with respect thereto. Accordingly, each Borrower waives any rights which it may have under Section 9-404(1) of the Uniform Commercial Code to demand the filing of termination statements with respect to the Collateral, and Agent shall not be required to send such termination statements to each Borrower, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations paid in full in immediately available funds. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are paid or performed in full.


XIV.         REGARDING AGENT.

             14.1. Appointment. Each Lender hereby designates IBJS to act as Agent for such Lender under this Agreement and the Other Documents. Each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and the Other Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Agent shall hold all Collateral, payments of principal and interest, fees (except the fees set forth in Sections 3.3(a) and 3.4), charges and collections (without giving effect to any collection days) received pursuant to this Agreement, for the ratable benefit of Lenders. Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by this Agreement (including without limitation, collection of the Note) Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding; provided, however, that Agent shall not be required to take any action which exposes Agent to liability or which is contrary to this Agreement or the Other Documents or applicable law unless Agent is furnished with an indemnification reasonably satisfactory to Agent with respect thereto.

             14.2. Nature of Duties. Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Other Documents. Neither Agent nor any of its officers, directors, employees or agents shall be (i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross (not mere) negligence or willful misconduct, or (ii) responsible in any manner for any recitals, statements, representations or warranties made by any Borrower or any officer thereof contained in this Agreement, or in any of the Other Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any of the Other Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any of the Other Documents or for any failure of Borrower to perform its obligations hereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Other Documents, or to inspect the properties, books or records of any Borrower. The duties of Agent as respects the Advances to Borrowers shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement except as expressly set forth herein.

             14.3. Lack of Reliance on Agent and Resignation. Independently and without reliance upon Agent or any other Lender, each Lender has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Borrower in connection with the making and the continuance of the Advances hereunder and the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of each Borrower. Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Advances or at any time or times thereafter except as shall be provided by any Borrower pursuant to the terms hereof. Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Other Document, or of the financial condition of any Borrower, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Note, the Other Documents or the financial condition of any Borrower, or the existence of any Event of Default or any Default.

             Agent may resign on sixty (60) days' written notice to each of Lenders and Borrowing Agent and upon such resignation, the Required Lenders will promptly designate a successor Agent reasonably satisfactory to Borrowers.

             Any such successor Agent shall succeed to the rights, powers and duties of Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent. After any Agent's resignation as Agent, the provisions of this Article XIV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

             14.4. Certain Rights of Agent. If Agent shall request instructions from Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any Other Document, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders; and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, Lenders shall not have any right of action whatsoever against Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

             14.5. Reliance. Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, order or other document or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and the Other Documents and its duties hereunder, upon advice of counsel selected by it. Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by Agent with reasonable care.

             14.6. Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder or under the Other Documents, unless Agent has received notice from a Lender or a Borrower referring to this Agreement or the Other Documents, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that Agent receives such a notice, Agent shall give notice thereof to Lenders. Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of Lenders.

             14.7. Indemnification. To the extent Agent is not reimbursed and indemnified by Borrowers, each Lender will reimburse and indemnify Agent in proportion to its respective portion of the Advances (or, if no Advances are outstanding, according to its Commitment Percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder, or in any way relating to or arising out of this Agreement or any Other Document; provided that, Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross (not mere) negligence or willful misconduct.

             14.8. Agent in its Individual Capacity. With respect to the obligation of Agent to lend under this Agreement, the Advances made by it shall have the same rights and powers hereunder as any other Lender and as if it were not performing the duties as Agent specified herein; and the term "Lender" or any similar term shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender. Agent may engage in business with any Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from any Borrower for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

             14.9. Delivery of Documents. To the extent Agent receives documents and information from any Borrower pursuant to the terms of this Agreement, Agent will promptly furnish such documents and information to Lenders.

             14.10. Borrowers' Undertaking to Agent. Without prejudice to their respective obligations to Lenders under the other provisions of this Agreement, each Borrower hereby undertakes with Agent to pay to Agent from time to time on demand all amounts from time to time due and payable by it for the account of Agent or Lenders or any of them pursuant to this Agreement to the extent not already paid. Any payment made pursuant to any such demand shall pro tanto satisfy the relevant Borrower's obligations to make payments for the account of Lenders or the relevant one or more of them pursuant to this Agreement.


XV.          BORROWING AGENCY.

             15.1. Borrowing Agency Provisions.

                         (a)      Each Borrower hereby irrevocably designates
Borrowing Agent to be its attorney and agent and in such capacity to borrow, sign and endorse notes, and execute and deliver all instruments, documents, writings and further assurances now or hereafter required hereunder, on behalf of such Borrower or Borrowers, and hereby authorizes Agent to pay over or credit all loan proceeds hereunder in accordance with the request of Borrowing Agent.

                         (b)      The handling of this credit facility as a co-
borrowing facility with a borrowing agent in the manner set forth in this Agreement is solely as an accommodation to Borrowers and at their request. Neither Agent nor any Lender shall incur liability to Borrowers as a result thereof. To induce Agent and Lenders to do so and in consideration thereof, each Borrower hereby indemnifies Agent and each Lender and holds Agent and each Lender harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Agent or any Lender by any Person arising from or incurred by reason of the handling of the financing arrangements of Borrowers as provided herein, reliance by Agent or any Lender on any request or instruction from Borrowing Agent or any other action taken by Agent or any Lender with respect to this Section 15.1 except due to willful misconduct or gross (not mere) negligence by the indemnified party.

                         (c)      All Obligations shall be joint and several,
and each Borrower shall make payment upon the maturity of the Obligations by acceleration or otherwise, and such obligation and liability on the part of each Borrower shall in no way be affected by any extensions, renewals and forbearance granted to Agent or any Lender to any Borrower, failure of Agent or any Lender to give any Borrower notice of borrowing or any other notice, any failure of Agent or any Lender to pursue or preserve its rights against any Borrower, the release by Agent or any Lender of any Collateral now or thereafter acquired from any Borrower, and such agreement by each Borrower to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Agent or any Lender to the other Borrowers or any Collateral for such Borrower's Obligations or the lack thereof.

             15.2. Waiver of Subrogation. Each Borrower expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution of any other claim which such Borrower may now or hereafter have against the other Borrowers or other Person directly or contingently liable for the Obligations hereunder, or against or with respect to the other Borrowers' property (including, without limitation, any property which is Collateral for the Obligations), arising from the existence or performance of this Agreement, until termination of this Agreement and repayment in full of the Obligations.


XVI.         MISCELLANEOUS.

             16.1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against any Borrower with respect to any of the Obligations, this Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Agreement, each Borrower accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to Borrowing Agent at its address set forth in Section
16.6 and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America, or, at the Agent's and/or any Lender's option, by service upon Borrowing Agent which each Borrower irrevocably appoints as such Borrower's Agent for the purpose of accepting service within the State of New York. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against any Borrower in the courts of any other jurisdiction. Each Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon FORUM NON CONVENIENS. Any judicial proceeding by any Borrower against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the City of New York, State of New York.

             16.2. Entire Understanding. (a) This Agreement and the documents executed concurrently herewith contain the entire understanding between each Borrower, Agent and each Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by each Borrower's, Agent's and each Lender's respective officers. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Each Borrower acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

                         (b)      The Required Lenders, Agent with the consent
in writing of the Required Lenders, and Borrowers may, subject to the provisions of this Section 16.2 (b), from time to time enter into written supplemental agreements to this Agreement or the Other Documents executed by Borrowers, for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of Lenders, Agent or Borrowers thereunder or the conditions, provisions or terms thereof of waiving any Event of Default thereunder, but only to the extent specified in such written agreements; PROVIDED, HOWEVER, that no such supplemental agreement shall, without the consent of all Lenders:

                                  (i)       increase the Commitment Percentage
of any Lender;

                                  (ii)      extend the maturity of any Note or
the due date for any amount payable hereunder, or decrease the rate of interest or reduce any fee payable by Borrowers to Lenders pursuant to this Agreement;

                                  (iii)     alter the definition of the term
Required Lenders or alter, amend or modify this Section 16.2(b);

                                  (iv)      release any Collateral during any
calendar year (other than in accordance with the provisions of this Agreement) having an aggregate value in excess of $1,000,000; or

                                  (v)       change the rights and duties of
Agent.

Any such supplemental agreement shall apply equally to each Lender and shall be binding upon Borrowers, Lenders and Agent and all future holders of the Obligations. In the case of any waiver, Borrowers, Agent and Lenders shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon.

             16.3.       Successors and Assigns; Participations; New Lenders.

                         (a)      This Agreement shall be binding upon and
inure to the benefit of Borrowers, Agent, each Lender, all future holders of the Obligations and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Agent and each Lender.

                         (b)      Each Borrower acknowledges that in the
regular course of commercial banking business one or more Lenders may at any time and from time to time sell participating interests in the Advances to other financial institutions (each such transferee or purchaser of a participating interest, a "Transferee"). Each Transferee may exercise all rights of payment (including without limitation rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Transferee were the direct holder thereof provided that Borrowers shall not be required to pay to any Transferee more than the amount which it would have been required to pay to Lender which granted an interest in its Advances or other Obligations payable hereunder to such Transferee had such Lender retained such interest in the Advances hereunder or other Obligations payable hereunder and in no event shall Borrowers be required to pay any such amount arising from the same circumstances and with respect to the same Advances or other Obligations payable hereunder to both such Lender and such Transferee. Each Borrower hereby grants to any Transferee a continuing security interest in any deposits, moneys or other property actually or constructively held by such Transferee as security for the Transferee's interest in the Advances.

                         (c)      Any Lender may with the consent of Agent
which shall not be unreasonably withheld or delayed sell, assign or transfer all or any part of its rights under this Agreement and the Other Documents to one or more additional banks or financial institutions and one or more additional banks or financial institutions may commit to make Advances hereunder (each a "Purchasing Lender"), in minimum amounts of not less than $5,000,000 (except with respect to a sale, assignment or transfer made by IBJS in which no minimum shall apply), pursuant to a Commitment Transfer Supplement, executed by a Purchasing Lender, the transferor Lender, and Agent and delivered to Agent for recording. Upon such execution, delivery, acceptance and recording, from and after the transfer effective date determined pursuant to such Commitment Transfer Supplement, (i) Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder with a Commitment Percentage as set forth therein, and (ii) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement, the Commitment Transfer Supplement creating a novation for that purpose. Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Borrowers hereby consent to the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Borrowers shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing.

                         (d)      Agent shall maintain at its address a copy of
each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Advances owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrowers, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Advance recorded therein for the purposes of this Agreement. The Register shall be available for inspection by Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice. Agent shall receive a fee in the amount of $2,500 payable by the applicable Purchasing Lender upon the effective date of each transfer or assignment to such Purchasing Lender.

                         (e)      Borrowers authorize each Lender to disclose
to any Transferee or Purchasing Lender and any prospective Transferee or Purchasing Lender any and all financial information in such Lender's possession concerning Borrowers which has been delivered to such Lender by or on behalf of Borrowers pursuant to this Agreement or in connection with such Lender's credit evaluation of Borrowers.

             16.4. Application of Payments. Agent shall have the continuing and exclusive right to apply or reverse and re-apply any payment and any and all proceeds of Collateral to any portion of the Obligations. To the extent that any Borrower makes a payment or Agent or any Lender receives any payment or proceeds of the Collateral for any Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Agent or such Lender.

             16.5. Indemnity. Each Borrower shall indemnify Agent, each Lender and each of their respective officers, directors, Affiliates, employees and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against Agent or any Lender in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement or the Other Documents, whether or not Agent or any Lender is a party thereto, except to the extent that any of the foregoing arises out of the willful misconduct of the party seeking indemnification or being indemnified.

             16.6. Notice. Any notice or request hereunder may be given to any Borrower or to Agent or any Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) overnight courier,
(c) registered or certified mail, return receipt requested, (d) telex or telegram, subsequently confirmed by registered or certified mail, or (e) telecopy to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with electronic confirmation of its receipt. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed,
(b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service or
(d) upon actual receipt thereof when sent by telecopier to the number set forth below with electronic confirmation of its receipt, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

             (A)  If to Agent or             IBJ Schroder Bank & Trust Company
                         IBJS at:            One State Street
                                             New York, New York 10004
                                             Attention:  Chris Norrito
                                             Telephone:  (212) 858-2000

                                             Telecopier: (212) 858-2151

                         with a copy to:     Hahn & Hessen LLP
                                             350 Fifth Avenue
                                             New York, New York 10118-0075
                                             Attention:  Steven J. Seif, Esq.
                                             Telephone:  (212) 736-1000
                                             Telecopier: (212) 594-7167

             (B) If to a Lender other than Agent, as specified on the signature pages hereof

             (C)  If to Borrowing Agent
                  or any Borrower, at:       Batteries Batteries, Inc.
                                             c/o Founders Equity, Inc.
                                             200 Madison Avenue
                                             New York, New York  10016
                                             Attention: Warren H. Haber
                                             Telephone:  (212) 953-0100

                                             Telecopier: (212) 953-0626

                         with a copy to:     Brock, Fensterstock, Silverstein,
                                             McAuliffe & Wade, LLC
                                             One Citicorp Center
                                             153 East 53rd Street
                                             New York, New York  10022
                                             Attention: Leo Silverstein, Esq.
                                             Telephone:  (212) 371-2000
                                             Telecopier: (212) 371-5500

             16.7. Survival. The obligations of Borrowers under Sections 2.2(f), 3.7, 3.8, 3.9, 4.19(h), 14.7 and 16.5 shall survive termination of this Agreement and the Other Documents and payment in full of the Obligations.

             16.8. Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

             16.9. Expenses. All costs and expenses including, without limitation, reasonable attorneys' fees and disbursements incurred by Agent, Agent on behalf of Lenders and Lenders (a) in all efforts made to enforce payment of any Obligation or effect collection of any Collateral, or (b) in connection with the entering into, modification, amendment, administration and enforcement of this Agreement or any consents or waivers hereunder and all related agreements, documents and instruments, or (c) in instituting, maintaining, preserving, enforcing and foreclosing on Agent's security interest in or Lien on any of the Collateral, whether through judicial proceedings or otherwise, or (d) in defending or prosecuting any actions or proceedings arising out of or relating to Agent's or any Lender's transactions with any Borrower, or (e) in connection with any advice given to Agent or any Lender with respect to its rights and obligations under this Agreement and all related agreements, may be charged to Borrowers' Account and shall be part of the Obligations.

             16.10. Injunctive Relief. Each Borrower recognizes that, in the event any Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Lenders; therefore, Agent, if Agent so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

             16.11. Consequential Damages. Neither Agent nor any Lender, nor any agent or attorney for any of them, shall be liable to any Borrower for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations.

             16.12. Captions. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

             16.13. Counterparts; Telecopied Signatures. This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

             16.14. Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

             16.15. Confidentiality. Agent, each Lender and each Transferee shall hold all non-public information obtained by Agent, such Lender or such Transferee pursuant to the requirements of this Agreement in accordance with Agent's, such Lender's and such Transferee's customary procedures for handling confidential information of this nature; provided, however, Agent, each Lender and each Transferee may disclose such confidential information (a) to its examiners, affiliates, outside auditors, counsel and other professional advisors, (b) to Agent, any Lender or to any prospective Transferees and Purchasing Lenders, and (c) as required or requested by any Governmental Body or representative thereof or pursuant to legal process; provided, further that
(i) unless specifically prohibited by applicable law or court order, Agent, each Lender and each Transferee shall use its best efforts prior to disclosure thereof, to notify Borrower of the applicable request for disclosure of such non-public information (A) by a Governmental Body or representative thereof (other than any such request in connection with an examination of the financial condition of a Lender or a Transferee by such Governmental Body) or
(B) pursuant to legal process and (ii) in no event shall Agent, any Lender or any Transferee be obligated to return any materials furnished by any Borrower other than those documents and instruments in possession of Agent or any Lender in order to perfect its Lien on the Collateral once the Obligations have been paid in full and this Agreement has been terminated.

             16.16. Publicity. Each Borrower hereby authorizes Agent and Lenders to make appropriate announcements of the financial arrangement entered into among Borrowers, Agent and Lenders, including, without limitation, announcements which are commonly known as tombstones, in such publications and to such selected parties as Agent or Lenders shall in its sole and absolute discretion deem appropriate.

             Each of the parties has signed this Agreement as of the day and year first above written.


                                         BATTERIES BATTERIES, INC.


                                         By:  /s/    Ronald Badke
                                            -------------------------------
                                            Ronald Badke, Chief Operating
                                            Officer

                                         200 Madison Avenue
                                         New York, New York 10016


                                         TAUBER ELECTRONICS, INC.



                                         By:  /s/    Ronald Badke
                                            -------------------------------
                                            Ronald Badke, Chief Operating
                                            Officer

                                         10656 Roselle Street
                                         San Diego, California  92121


                                         ADVANCED FOX ANTENNA, INC.



                                         By:  /s/    Ronald Badke
                                            -------------------------------
                                            Ronald Badke, Chief Operating
                                            Officer

                                         1840 Country Line Road
                                         Huntingdon Valley, PA  19006


                                         SPECIFIC ENERGY CORPORATION



                                         By:  /s/    Ronald Badke
                                            -------------------------------
                                            Ronald Badke, Chief Operating
                                            Officer

                                         3915 E. LaSalle Street
                                         Phoenix, Arizona  85051

                                         BATTERY NETWORK, INC.



                                         By:  /s/   Ronald Badke
                                            -------------------------------
                                            Ronald Badke, Chief Operating
                                            Officer

                                         4071 Albany Street
                                         McHenry, Illinois 60050


                                         W.S. BATTERY & SALES COMPANY, INC.



                                         By:  /s/    Ronald Badke
                                            -------------------------------
                                            Ronald Badke, Chief Operating
                                            Officer

                                         4071 Albany Street
                                         McHenry, Illinois 60050


                                         BATTERY ACQUISITION CORP.



                                         By:  /s/    Ronald Badke
                                            -------------------------------
                                            Ronald Badke, Chief Operating
                                            Officer

                                         200 Madison Avenue
                                         New York, New York 10016


                                         IBJ SCHRODER BANK & TRUST COMPANY,
                                         as Lender and as Agent


                                         By:  /s/     David Cunn
                                            -------------------------------
                                            David Cunn, Vice-President

                                         One State Street
                                         New York, New York 10004

                                         Commitment Percentage:  100%

STATE OF NEW YORK                 )
                                  ) ss.
COUNTY OF NEW YORK                )

             On this 6th day of January, 1997, before me personally came Ronald Badke, to me known, who, being by me duly sworn, did depose and say that he is the Chief Operating Officer of Batteries Batteries, Inc., Tauber Electronics, Inc., Advanced Fox Antenna, Inc., Specific Energy Corporation, Battery Network, Inc., W.S. Battery & Sales Company, Inc. and Battery Acquisition Corp., the corporations described in and which executed the foregoing instrument; and that he was authorized to sign his name thereto on behalf of said corporations.

                                              /s/  Lisa M. Vaccaro
                                            ------------------------------
                                                     NOTARY PUBLIC



STATE OF NEW YORK                 )
                                  ) ss.
COUNTY OF NEW YORK                )

             On this 6th day of January, 1997, before me personally came David Cunn, to me known, who, being by me duly sworn, did depose and say that he is the Vice-President of IBJ Schroder Bank & Trust Company, the corporation described in and which executed the foregoing instrument; and that he was authorized to sign his name thereto on behalf of said corporation.

                                             /s/  Lisa M. Vaccaro
                                           ------------------------------
                                                    NOTARY PUBLIC

                        List of Exhibits and Schedules


Exhibits


Exhibit 2.1(a)                    Revolving Credit Note
Exhibit 2.4                       Term Note
Exhibit 2.9                       Letter of Credit and Security Agreement
Exhibit 3.2                       Letter of Credit Fees
Exhibit 5.5(b)                    Financial Projections
Exhibit 8.1(i)                    Financial Condition Certificate
Exhibit 15.3                      Commitment Transfer Supplement


Schedules

Schedule 1.2                      Permitted Encumbrances
Schedule 4.5                      Equipment and Inventory Locations
Schedule 4.15(c)                  Location of Executive Offices
Schedule 5.2(a)                   States of Qualification and Good Standing
Schedule 5.2(b)                   Subsidiaries
Schedule 5.4                      Federal Tax Identification Numbers
Schedule 5.6                      Prior Names
Schedule 5.8(b)                   Litigation
Schedule 5.8(d)                   Plans
Schedule 5.9                      Intellectual Property, Source Code Escrow
                                  Agreements
Schedule 5.10                     Licenses and Permits
Schedule 5.14                     Labor Disputes

                            SCHEDULE 1.2

Permitted Encumbrances:

     None.

                            SCHEDULE 4.5


Equipment and Inventory Locations:

     (a)  4056 148th Avenue, N.E., Redmond, Washington 98073 (Warehouse)

     (b) 2215 Vinyard Avenue, Escondido, California 92029, San Diego County (Warehouse)

     (c)  50 Tannery Road, Unit 2, North Branch, New Jersey 08876 (Warehouse)

     (d)  280 Griffin Street, McDonough, Georgia 30253 (Warehouse)

     (e)  3415 Glendale Avenue, Phoenix Arizona 85051 (Retail)

     (f)  1829 E. Southern Avenue, Tempe Arizona 85282 (Retail)

     (g)  4747 E. Bell Road, Phoenix Arizona 85032 (Retail)

     (h)  4519 E. Thomas Road, Phoenix, Arizona 85018 (Retail)

     (i)  10100 North 90th Street, Scottsdale, Arizona 85258 (Retail)

     (j)  370 Howe Avenue, Cuyahoga Falls, Ohio 44221 (Retail)

     (k)  27845 Chardin Road, Ohio 44092 (Retail)

     (l)  7851 Northwest 15th Street, Miami, Florida 33126 (Office)

     (m) 1840 County Line Road, Huntingdon Valley, Pennsylvania 19006 (Office and 2 Warehouses)

     (n)  10656 Roselle Street, San Diego, California 92121 (Distribution
          Center)

                            SCHEDULE 4.15(c)


Location of Executive Offices:

     (a)  Batteries Batteries, Inc.
          c/o Founders Equity Inc.
          200 Madison Avenue
          New York, New York 10016
          New York County

     (b)  Advanced Fox Antenna, Inc.
          1840 County Line Road
          Huntingdon Valley, Pennsylvania 19006
          Montgomery County

     (c)  Tauber Electronics Inc.
          10656 Roselle Street
          San Diego, California 92121
          San Diego County

     (d)  Specific Energy Corporation
          3915 E. LaSalle Street
          Phoenix, Arizona

     (e)  Battery Network, Inc.
          4071 Albany Street
          McHenry, Illinois 60050
          McHenry County

     (f)  W.S. Battery & Sales Company, Inc.
          4071 Albany Street
          McHenry, Illinois 60050
          McHenry County

     (g)  Battery Acquisition Corp.
          c/o Founders Equity Inc.
          200 Madison Avenue
          New York, New York 10016

                            SCHEDULE 5.2(a)


States of Qualification and Good Standing:

Batteries Batteries Inc. -- Delaware
Battery Acquisition Corp. -- New York
Advanced Fox Antenna -- Delaware, Pennsylvania
Tauber Electronics, Inc. -- California
Specific Energy Corporation -- Arizona
Battery Network, Inc. -- Illinois
W.S. Battery & Sales Company, Inc. -- Illinois

                            SCHEDULE 5.2(b)


Subsidiaries of Batteries Batteries, Inc.:

     (a)  Advanced Fox Antenna, Inc.

     (b)  Tauber Electronics Inc.

     (c)  Battery Network, Inc.

     (d)  W.S. Battery & Sales Company, Inc.


Subsidiary of Battery Acquisition Corp.

     (e)  Specific Energy Corporation

                            SCHEDULE 5.4


Federal Tax Identification Numbers:

     (a)  Batteries Batteries, Inc. --            13-383-5420
     (b)  Advanced Fox Antenna, Inc. --           23-258-4863
     (c)  Tauber Electronics Inc. --              95-2947712
     (d)  Specific Energy Corporation --          86-0532358
     (e)  Battery Network, Inc. --                36-3979231
     (f)  W.S. Battery & Sales Company, Inc. --   36-2721662
     (g)  Battery Acquisition Corp. --            13-3925731

                            SCHEDULE 5.6

Prior Names:

     (a) Specific Energy Corporation was previously doing business as "Lynntronics Corp." It now conducts business under the name "Batteries Batteries for everything."

     (b)  WSJ Enterprises, Inc. was previously named Alexander Battery
          Co., Inc.

     (c) Batteries Batteries, Inc. was previously "Founders Associates Inc." The amendment to the Certificate of Incorporation changing the name was filed in June 1995. Founders Associates Inc. was previously "China Capital Corporation," having changed its name in July 1994. Batteries Batteries, Inc. did not conduct any business until the acquisition by Battery Acquisition Corp. of the shares of capital stock of Specific Energy.

     (d) Specific Energy Corporation applied for, in Arizona, and was granted, the Trade Name "Batteries Batteries for everything" on March 28, 1996.

     (d)  Battery Network, Inc. uses the tradename "Absolute Battery."

                            SCHEDULE 5.8(b)


Litigation:

Blenheim Group USA, Inc. vs. Battery Network involving a claim for approximately $6,456.11 in connection with a vendor dispute.

                            SCHEDULE 5.8(d)


Plans:

     o Alexander Battery Co. East, Inc. Specimen Profit Sharing Plan Adoption Agreement and

     o  Alexander Battery Co. East, Inc. Specimen Profit Sharing Plan & Trust

     o  Alexander Battery Co. West, Inc. Specimen Profit Sharing Plan & Trust


     o Alexander Battery Co. South, Inc. Specimen Profit Sharing Plan Adoption Agreement and Alexander Battery Co. South Inc. Profit Sharing Plan & Trust

     o W.S. Battery & Sales Co., Inc. Employee Stock Ownership Plan and Trust and W.S. Battery & Sales Co., Inc. Specimen Money Purchase Pension Plan & Trust

     o Battery Network, Inc. Specimen Profit Sharing Plan Adoption Agreement and Battery Network, Inc. Specimen Profit Sharing Plan & Trust

                            SCHEDULE 5.9


Intellectual Property, Source Code Escrow Agreements:

"Batteries Batteries for Everything" Trademark application filing date August 21, 1995 status pending

"Battery Network" Trademark registration granted on July 4, 1995 U.S. Trademark Registration No. 1,903,4646.

"Absolute" Trademark registration application filed February 4, 1994, trademark file number 74/487,834

                            SCHEDULE 5.10


Licenses and Permits:

          California -- Sellers Permit, California City of Escondido

          New Jersey -- Sales and Use Tax Recycling Permit

          Illinois -- Illinois Department of Revenue

          Washington -- Certificate of Coverage -- Master License

          License Agreement -- De Pew Engineering Inc.

                            SCHEDULE 5.14


Labor Disputes:

      None